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                                                                   EXHIBIT 10.8

                     CONSUMER CREDIT CARD PROGRAM AGREEMENT

               This Agreement (the "AGREEMENT") is made this 25th day of November, 1997 (the "EFFECTIVE DATE") between Internet Access Financial Corporation ("IAFC"), a California corporation, and Heritage Bank of Commerce ("HERITAGE"), a California state-chartered bank.

               WHEREAS, IAFC has developed a program pursuant to which consumers may be offered an opportunity to apply for and maintain an open end, revolving VISA credit card account through which credit may be extended for personal, family, or household use; and

               WHEREAS, Heritage is a VISA member and wishes to issue VISA credit cards to customers solicited by IAFC and approved by Heritage; and

               WHEREAS, Heritage and IAFC wish to cooperate in a deposit-raising program in support of the credit card program contemplated by the parties,

               NOW, THEREFORE, the parties agree as follows:

               1. Definitions.

                      a. "ACCOUNT" means an open-end, revolving VISA "NextCard"-branded credit card account opened by Heritage pursuant to an Application solicited by IAFC, other credit card accounts opened pursuant to the Program, and any Heritage- or IAFC-owned credit accounts into which Accounts may from time to time be converted.

                      b. "APPLICABLE LAW" means any federal, state, or local law, statute, rule or regulation, or judicial, governmental, or administrative order, decree or ruling, applicable to the Program or the actions of either party to this Agreement in the performance of their respective obligations hereunder.

                      c. "APPLICANT" means any person who submits an Application.

                      d. "APPLICATION" means an application referred by IAFC to Heritage to open an Account under the Program.

                      e. "CARD" means a VISA credit card issued by Heritage to Cardholders under the Program.

                      f. "CARDHOLDER" means any person for whom Heritage opens an Account under the Program.

                      g. "CHARGEABLE HERITAGE PROGRAM EXPENSES," for any month, means (i) the sum of the Loan Loss Provision, Cost of Funds, Program fraud losses for such month and the Servicing Costs, plus (ii) the lesser of (A) actual Heritage Program Expenses for such month, or (B) the Heritage Program Expense Cap for such month. For this purpose, "Heritage Program Expenses" means reasonable variable expenses incurred by Heritage in

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connection with establishing and administering the Program and servicing Program
Deposits. Heritage Program Expenses are limited to marginal costs incurred by Heritage in connection with the Program. Heritage Program Expenses will include, without limitation, legal expenses relating to the Program and the drafting and negotiation of this Agreement. Heritage Program Expenses will not include non-Program-related Heritage costs.

                      h. "CHARGEABLE IAFC PROGRAM EXPENSES," for any month, means the lesser of (i) actual IAFC Program Expenses, or (ii) the IAFC Program Expense Cap for such month. For this purpose, "IAFC Program Expenses" means the reasonable variable expenses incurred by IAFC in connection with the promotion of the Program and servicing of Cardholders and Program depositors, including, without limitation the cost of maintaining the Program Web site, developing, printing, and distributing Program Materials, and any costs associated with the ongoing analysis, targeting and management of the customer relationship. IAFC Program Expenses are limited to marginal costs incurred by IAFC in connection with the Program. IAFC Program Expenses will include, without limitation, legal expenses relating to the Program and the drafting and negotiation of this Agreement. IAFC Program Expenses do not include non-Program-related IAFC costs.

                      i. "COMMENCEMENT DATE" means the first date that Applications are accepted under the Program.

                      j. "COST OF FUNDS" means accrued interest on Program Deposits, plus associated regulatory charges where charges are based on the amount of average or period-end deposits.

                      k. "CUT-OFF AMOUNT" means the target level of originations of Program Assets that, assuming asset growth, will in time result in Program Assets approximating the Maximum Program Size. The Cut-Off Amount will be agreed upon by the parties from time to time.

                      l. "EXCESS DEPOSITS" means the amount by which Program Deposits exceed Program Assets.

                      m. "FEES" means any accrued fees owed by a Cardholder related to his or her Account, including, without limitation, late fees, overlimit fees and other amounts paid by a Cardholder pursuant to the Cardholder's Account agreement.

                      n. "FINANCE CHARGE" means interest accrued on Program Assets, as defined under Section 226.4 of the Federal Reserve Board's Regulation Z.

                      o. "FULLY ORIGINATED" is defined in paragraph 4.b.

                      p. "FUNDING CONSTRAINT" is defined in paragraph 4.c.

                      q. "HERITAGE PROGRAM EXPENSE CAP" shall mean: (i) [ * ] per month for the period from December 1, 1997 through March 31, 1998; (ii)
[ * ] per month for the



An asterisk (*) indicates that certain information has been omitted from this agreement pursuant to a request for confidential treatment and has been filed separately with the Securities and Exchange Commission.


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period from April 1, 1998 through December 31, 1999; and (iii) [ * ] per month for the period from January 1, 2000 through December 31, 2002. To the extent that the parties agree in writing, such agreement not to be unreasonably withheld, the Heritage Program Expense Cap may be changed for any month.

                      r. "IAFC PROGRAM EXPENSE CAP" shall mean: (i) [ * ] per month for the period from December 1, 1997 through March 31, 1998; (ii) [ * ] per month for the period from April 1, 1998 through December 31, 1998; (iii)
[ * ] per month for the period from January 1, 1999 through December 31, 1999; and (iv) [ * ] per month for the period from January 1, 2000 through December 31, 2002. To the extent that the parties agree in writing, such agreement not to be unreasonably withheld, the IAFC Program Expense Cap may be changed for any month.

                      s. "INTERCHANGE INCOME" means amounts accrued through the VISA settlement system and payable to Heritage by a Third Party Data Processor with respect to a Customer's transactions.

                      t. "INTEREST RECEIVED ON EXCESS DEPOSITS" means the interest accrued on the balance of the Excess Deposits during any calendar month.

                      u. "LOAN LOSS PROVISION" means, for any month, the amount expensed during such month for actual or anticipated losses (including without limitation fraud losses) in the Program's loan portfolio. The amount expensed will be the sum of the actual charge-offs experienced in the accounting period plus or minus an amount added to or subtracted from the Loan Loss Reserve according to GAAP and RAP.

                      v. "LOAN LOSS RESERVE" means the reserve established for anticipated (as distinguished from actual) losses in the Program's loan portfolio, as mutually agreed by IAFC and Heritage, according to GAAP and RAP.

                      w. "MAXIMUM PROGRAM SIZE" means the maximum level of Program Assets agreed to by the parties from time to time, as provided in paragraph 4.a.

                      x. "PERFORMANCE SHORTFALL" means a material failure of the Program to meet the financial expectations set forth in the Program Pro Forma which failure presages, in the reasonable judgment of a party, significant long-term underperformance of the Program.

                      y. "PRICING ALGORITHM" is defined in paragraph 8.b.

                      z. "PROGRAM PRO FORMA" means the pro forma spreadsheet attached as Exhibit "A." The Program Pro Forma shows the parties' expectations with regard to the financial performance of the Program.

                      aa. "PROGRAM" means the program pursuant to which IAFC will solicit, and Heritage will accept, Accounts and Deposits.



An asterisk (*) indicates that certain information has been omitted from this agreement pursuant to a request for confidential treatment and has been filed separately with the Securities and Exchange Commission.


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                      ab. "Program Assets" means the aggregate outstanding
balances from time to time of receivables in connection with the Accounts; provided, however, that, for purposes of calculating the Cut-off Amount and Maximum Program Size, the term "Program Assets" will be deemed to exclude Account balances which have been charged off.

                      ac. "PROGRAM DEPOSITS" means certificates of deposits and other deposits raised from institutional or individual customers through national deposit-raising efforts by or through IAFC, and all renewals of such deposits and accounts. "Program Deposits" will include deposits designated by Heritage pursuant to paragraph 9.e.

                      ad. "PROGRAM EARNINGS (LOSSES)," for any month, will mean
(i) Program Revenues for such month minus (ii) the sum of (A) Chargeable Heritage Program Expenses and (B) Chargeable IAFC Program Expenses for such month.

                      ae. "PROGRAM MATERIALS" is defined in paragraph 7.a.

                      af. "PROGRAM REVENUES" means all revenues accrued from (i) Finance Charges and Fees charged on Accounts, (ii) Interest Received on Excess Deposits, and (iii) Interchange Income.

                      ag. "ORIGINATION SUSPENSION" is defined in paragraph 5.a.

                      ah. "SERVICING COSTS" means amounts paid by Heritage to IAFC or a Third Party Data Processor for servicing the Accounts, including but not limited to processing Applications, servicing and support of Program Assets, collection activities, and credit bureau reports on Applicants.

                      ai. "THIRD PARTY DATA PROCESSORS" means any third party providing any of the data processing services described in either Section 6.b or
Section 7.c.

                      aj. "UNDERWRITING ALGORITHM" is defined in paragraph 3.a.

               2. Solicitation of Accounts.

                      a. IAFC will use direct marketing channels, including the Internet, to solicit potential Applicants to submit Applications to open Accounts. IAFC's Internet marketing activities may include, in IAFC's discretion, targeted e-mail solicitations, banner advertising, hyperlinks, and agreements with other sites and companies on the Internet. The Accounts and Cards offered under the Program will include Internet-enhanced features, including online approval, online balance transfers, and online customer service. IAFC may, in consultation with Heritage, from time to time implement additional Internet-enhanced features.

                      b. All advertising and marketing materials will indicate that Heritage is the issuer of Cards under the Program and the party with whom the Accounts are maintained.


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                      c. IAFC does not warrant or guarantee that it will
generate any particular number of Applications or Accounts under the Program. This negative representation is not meant to exclude or limit any right either party may have under any other paragraph of this Agreement.

               3. Approval of Applications and Acceptance of Accounts.

                      a. IAFC will propose an Underwriting Algorithm (the "UNDERWRITING ALGORITHM") to manage the underwriting of Applications. The Underwriting Algorithm will determine whether a prospective Cardholder will be approved, and will determine the credit line for an approved Cardholder. The Underwriting Algorithm will use data supplied by the prospective Cardholder and by at least one of the three of the following national credit bureaus:
TransUnion; Equifax; or Experian.

                      b. Prior to the Commencement Date, Heritage will review and approve the Underwriting Algorithm.

                      c. IAFC will process each Application using the Underwriting Algorithm. Provided that an Application meets the underwriting criteria contained in the Underwriting Algorithm, Heritage will approve such Application and open an Account with the credit line as determined by the Underwriting Algorithm for such Customer. However, Heritage will have no obligation to approve Applications during an Origination Suspension or after termination of this Agreement.

                      d. The Card will be issued by Heritage and will bear IAFC's "NextCard" brand name. All assets and liabilities relating to the Program will be reflected on the books of Heritage.

                      e. Either party may from time to time propose to the other in writing changes in the Underwriting Algorithm that (i) the parties mutually agree would improve the economic performance of the Program or (ii) cause the Program to comply with the requests or directions of the banking regulators.

                      f. IAFC will from time to time provide to Heritage analyses concerning the performance of the Underwriting Algorithm and the performance of the marketing programs and other Account acquisition costs and expenses.

                      g. The parties will cooperate in good faith to ensure that the Underwriting Algorithm and other procedures related to the processing of Applications and establishment of Accounts are in compliance with all fair lending and other applicable federal and California banking laws and regulations. The parties intend that the Underwriting Algorithm, all solicitations and evaluations of Applications, opening of Accounts, and extensions of credit under the Program will comply with applicable law, including laws proscribing discrimination on the basis of race, color, religion, national origin, sex, marital status, or age.



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               4. Maximum Program Size and Funding Constraints.

                      a. The Maximum Program Size is set initially at [ * ] million. The parties will set a Cut-Off Amount by agreement prior to the time Program Assets exceed [ * ] million. The parties may change the Maximum Program Size or the Cut-Off Amount by agreement at any time.

                      b. At any time when Program Assets materially exceed the Cut-Off Amount, the Program will be deemed to be "FULLY ORIGINATED."

                      c. A "FUNDING CONSTRAINT" will be deemed to exist from the time when Program Assets exceed Program Deposits by more than [ * ] until the time when sufficient additional Program Deposits are raised such that Program Deposits substantially equal Program Assets. Heritage may by written notice to IAFC declare that a Funding Constraint does not exist, notwithstanding the existence of the condition stated in the preceding sentence.

               5. Suspension of Originations.

                      a. Either party may (i) effective upon the giving of written notice (if either the Program is Fully Originated or the regulators have directed changes in the Underwriting Algorithm that, in the reasonable judgment of either party are likely to result in a Performance Shortfall), or (ii) effective upon 90 days prior written notice (in all other cases), declare an "ORIGINATION SUSPENSION" if, at the time such notice is given: (i) the Program is experiencing, or may reasonably be expected to experience, a Performance Shortfall and the parties are unable to agree on changes to the terms of the Underwriting Algorithm, the Pricing Algorithm or the terms and conditions governing the Accounts; (ii) there exists a Funding Constraint; (iii) the Program is Fully Originated; or (iv) there exists a Performance Shortfall. An Origination Suspension will also automatically occur upon termination of this Agreement.

                      b. For purposes of this paragraph, the effect of an Origination Suspension will be that (i) IAFC will have no further obligation to solicit Applications and otherwise market the Program under paragraph 2; (ii) Heritage will have no further obligation to accept Applications and open Accounts under paragraph 3; (iii) IAFC will have no further obligation to solicit, and Heritage will have no further obligation to accept, Program Deposits under paragraph 9; and (iv) the restrictions in paragraph 15 on IAFC's right to market or sponsor competitive programs will lapse. All of the parties' other rights and obligations under this Agreement will remain in effect notwithstanding the pendency of an Origination Suspension.

                      c. An Origination Suspension will terminate, and the parties' duties referred to in paragraph 5.b will be reinstated, if the condition that precipitated the Origination Suspension ceases to exist and the party responsible for declaring the Origination Suspension notifies the other party; provided, however, that if any Origination Suspension



An asterisk (*) indicates that certain information has been omitted from this agreement pursuant to a request for confidential treatment and has been filed separately with the Securities and Exchange Commission.


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shall last more than sixty (60) calendar days, such termination and reinstatement will only occur if the parties mutually agree in writing.

               6. Additional Heritage Obligations.

                      a. Prior to the Commencement Date, Heritage will become a member of VISA. Heritage will maintain its membership in VISA in good standing during the term of this Agreement.

                      b. Heritage will enter into such contractual relationships with Third Party Data Processors as shall be mutually agreed to by IAFC and Heritage as may be necessary or appropriate to ensure (1) management of the applications process, (2) settlement of payments as between Cardholders and Heritage, (3) settlement of payments as between Heritage and its merchant creditors, and (4) any other feature required to implement or operate the Program. Heritage will maintain such contractual relationships in good standing during the term of the Program.

               7. Additional IAFC Obligations.

                      a. IAFC will create, maintain, and update the form of Applications, advertising, Web sites and content, disclosures, Account agreements, Account statements, billing and collection notices, and other documentation relating to the Accounts ("PROGRAM MATERIALS"). In its discretion, IAFC may acquire some or all of the Program Materials from one or more third parties. IAFC may offer online delivery of Program Materials. Heritage will have the right to approve all Program Materials, provided that such approval will not be unreasonably withheld.

                      b. IAFC will be responsible for Account collection activities. All Account collection activities will be conducted in accordance with Applicable Law. IAFC may utilize the services of Third Party Data Processors to perform certain collection activities. Heritage will have the right to approve the collection policies used in the Program, provided that such approval will not be unreasonably withheld.

                      c. IAFC will enter into such contractual arrangements with Third Party Data Processors (including but not limited to the three major credit bureaus) as may be necessary or appropriate to ensure (1) management of the applications process, (2) settlement of payments as between Cardholders and Heritage, (3) settlement of payments as between Heritage and its merchant creditors, and (4) any other feature required to implement or operate the Program. IAFC will maintain such contractual relationships in good standing during the term of the Program

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              8. Terms and Conditions of the Accounts; Pricing.

                      a. Heritage and IAFC will determine by mutual agreement the terms and conditions to be offered to Cardholders under the Program, including the credit limit, annual percentage rate to be charged on Accounts, Fees and minimum monthly payment rates.

                      b. IAFC will propose an algorithm pursuant to which the interest rates and certain other charges on the Accounts will be set (the "PRICING ALGORITHM"). The Pricing Algorithm will include ranges of pricing elements to provide flexibility for marketing tests and differing market conditions. Heritage will approve the Pricing Algorithm prior to the Commencement Date.

                      c. Either party may from time to time propose to the other changes in the Account terms and conditions or the Pricing Algorithm that would improve the economic performance of the Program. Such changes will subject to the approval of both parties.

               9. Deposit-Raising Activities.

                      a. Heritage and IAFC will target the monthly average amount of Program Deposits to be within [ * ] of the monthly average amount of Program Assets. Program Deposits are initially expected to be in the form of institutional certificates of deposit.

                      b. IAFC will use its reasonable efforts to assist Heritage in raising Program Deposits. IAFC will not solicit Program Deposits during any period when an Excess Deposit Constraint exists. An "EXCESS DEPOSIT CONSTRAINT" will be deemed to exist from the time when Program Deposits exceed Program Assets by more than [ * ] until the time when Program Deposits exceed Program Assets by less than [ * ]. Heritage may by written notice to IAFC declare that an Excess Deposit Constraint does not exist, notwithstanding the existence of the above conditions.

                      c. The parties will cooperate in facilitating the raising of deposits. Heritage will use its ITI deposit system and provide wire services for the raising of Program Deposits, statementing and tax reporting. Heritage will provide reasonable assistance to support the marketing of Program Deposits, including, but not limited to, supplying financial statements and other materials and discussing financial results with potential depositors.

                      d. Heritage and IAFC will consult with each other on the setting of interest rates for Program Deposits, in conjunction with Heritage's weekly pricing committee.

                      e. Subject to IAFC's approval, from time to time Heritage may designate as Program Deposits deposits not solicited by IAFC for a specified period. The foregoing notwithstanding, Heritage may not so designate or originate Program Deposits if such designation or origination would cause Program Deposits to exceed Program Assets by more than [ * ] of the amount of such Program Assets.



An asterisk (*) indicates that certain information has been omitted from this agreement pursuant to a request for confidential treatment and has been filed separately with the Securities and Exchange Commission.


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                      f. Excess Deposits will be invested in short-term,
low-risk investments in a manner consistent with Heritage's investment policy until such time as they are required to fund Program Assets.

                      g. IAFC and Heritage will attempt to structure the Program Deposit program to avoid the deposits being considered "brokered deposits" for regulatory purposes. However, the parties acknowledge that there is no assurance as to the classification of the Program Deposits. The classification of Program Deposits as brokered deposits will not excuse Heritage's obligation to accept Applications and open Accounts as long as Heritage remains a "well-capitalized" financial institution as defined in the Federal Deposit Insurance Corporation Improvement Act.

                      h. Heritage will use its reasonable best efforts to maintain sufficient capital to be considered "well capitalized" in order to help facilitate the Program Deposit raising activities. If and for so long as Heritage is not considered "well capitalized," IAFC will be relieved of any obligations in connection with the solicitation of Program Deposits to the extent that such obligations could reasonably be determined to be "deposit broker" activities, as defined in the Federal Deposit Insurance Act.

                      i. IAFC does not warrant or guarantee that it will generate any particular level of Program Deposits.

               10. Commencement Date.

                      a. Each of the parties will use commercially reasonable efforts to cause the Commencement Date to occur and to commence offering Accounts and accepting Program Deposits by December 8, 1997. If the Commencement Date does not occur by March 31, 1998 despite each party's performance of its duties hereunder, either party may terminate this Agreement pursuant to the terms of paragraph 19.a(2). The preceding sentence shall not be construed as excusing or relieving any party of any undertaking or obligation assumed under this Agreement.

               11. Regulatory Compliance.

                      a. IAFC will be responsible for compliance of the Program Materials with federal and state Applicable Law. IAFC will also be responsible for compliance of the Program with federal and state Applicable Law relating to consumer credit and consumer debt collection. The foregoing notwithstanding, IAFC will not be responsible for Heritage's failure to act in compliance with Applicable Law.

                      b. Heritage will be responsible for the Program's compliance with banking laws and regulations applicable to it (other than consumer credit laws and regulations).

               12. Servicing of Accounts. IAFC and Heritage, as the case may be, will


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contract with one or more Third Party Data Processors in order to ensure that the Accounts originated pursuant to the Program are serviced in accordance with industry standards for the servicing of such Accounts.

               13. Sharing of Program Revenues and Expenses. It is the express intent of this Agreement that the parties will share equally in the Program revenues and expenses.

                      a. On a monthly basis, IAFC will provide to Heritage a statement in reasonable detail itemizing the IAFC Chargeable Program Expenses.

                      b. Within 15 business days after receiving the statement of IAFC Chargeable Program Expenses, Heritage will deliver to IAFC a monthly profit and loss statement (the "Monthly P&L") setting forth Program Revenues, IAFC Chargeable Program Expenses, Heritage Chargeable Program Expenses, and Program Earnings (Losses). The Monthly P&L will include an attachment itemizing in reasonable detail the Heritage Chargeable Program Expenses.

                      c. The Monthly P&L will also include a calculation indicating for such month whether Heritage owes money to IAFC, or IAFC owes money to Heritage. The rules set forth below provide an example of how program revenues and expenses will be equally shared.

                             (1) If Program Revenues ("PR") exceed the
                difference between Heritage Chargeable Program Expenses ("HCPE") and IAFC Chargeable Program Expenses ("ICPE"), Heritage will pay to IAFC 50% of such difference:

                For example, if PR for a month are 150, HCPE is 110, and ICPE is 20, Heritage would pay to IAFC 50% x [150 - (110-20)] = 30, and Heritage would retain the remaining 120 of PR.

                             (2) If PR does not exceed [HCPE -ICPE], IAFC will
                pay to Heritage 50% of such difference:

               For example, if PR is 80, HCPE is 110, and ICPE is 20, IAFC would pay 50% x [(110-20) - 80] = 5.

                      d. Amounts payable as indicated in the Monthly P&L will be due and payable upon delivery of the Monthly P&L to IAFC (if money is due IAFC), or 30 days after such delivery (if money is due Heritage). Amounts not paid by such date will bear interest at the rate of 1.5% per month until paid. The foregoing notwithstanding, such amounts will accrue for the period from the Commencement Date until April 1, 1998, and the cumulative accrued amounts will be due and payable on the normal billing cycle after such period.

                      e. Payment obligations arising under this paragraph will continue notwithstanding the pendency of an Origination Suspension. Upon termination of this Agreement, neither party will have any further obligation to make payments other than


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obligations that have accrued prior to termination.

               14. Trademarks and Other Intellectual Property.

                      a. Trademarks.

                              (1) Heritage acknowledges that, as between IAFC
and Heritage, IAFC owns and will own the service marks "NextBank," "NextCard," "Credit Choice," and derivatives of the foregoing, and any other presently existing or future trademarks, service marks, trade names, rights in packaging, rights of publicity, merchandising rights, advertising rights, and similar rights by which the Program is or becomes known or with which the Program is or becomes associated, other than the mark "Heritage" and derivatives thereof (collectively, the "IAFC Marks").

                              (2) Heritage acknowledges that IAFC owns all
rights in the URL addresses used in conjunction with the Program, including without limitation "nextcard.com," "nextbank.com," and "creditchoice.com."

                              (3) IAFC acknowledges that Heritage owns the
service mark "Heritage," and derivatives thereof (collectively, the "Heritage Marks").

                              (4) All goodwill that is or becomes associated
with the above-referenced marks as a result of the use of such marks in association with the Program will accrue solely to the benefit of the respective owner of such marks. After termination of this Agreement, either party may use its marks free of any claim whatsoever of ownership or interest by the other party.

                              (5) Heritage hereby licenses IAFC during the term
of this Agreement the use of the "Heritage" mark solely in connection with the performance of its marketing and other obligations hereunder. Specifically, IAFC may use the "Heritage" mark in any marketing or advertising materials relating to the Program. IAFC will follow Heritage instructions regarding the appearance, use, and display of such mark.

                              (6) IAFC hereby licenses to Heritage during the
term of this Agreement the use of the Program Materials and the mark "NextCard" to identify the Card and the Program. Heritage will follow IAFC's instructions regarding the appearance, use, and display of such mark.

                      b. Copyright. IAFC will own all copyrights in all Program Materials and derivative works thereof.

               15. Activities Outside the Program. IAFC may during the term hereof engage in origination, marketing, and other activities with respect to credit card, loan, or deposit-taking programs offered by IAFC's own bank, whether or not such activities and programs compete with the Program; provided, however, that IAFC's competitive activities may not create a Performance Shortfall. Until the Program Assets exceed the Cut-Off Amount, IAFC


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will direct at least [ * ] of the credit card approvals it generates to the
Program; provided, that this obligation will lapse after the effective date of an Origination Suspension. IAFC will not be restricted with regard to marketing or sponsoring competitive programs in association with third parties after the effective date of an Origination Suspension. IAFC may use the IAFC Marks in connection with competitive activities and programs permitted by this paragraph. IAFC will from time to time notify Heritage of its progress in purchasing its own bank, and when it has entered into a definitive agreement to purchase a financial institution and that information is made publicly available.

                16. Ownership and Use of Program Information.

                      a. Cardholder names, postal and electronic mail addresses, telephone numbers and Cardholder-specific transaction information will be referred to collectively as "CARDHOLDER-SPECIFIC INFORMATION," and will be owned by Heritage. IAFC will have a perpetual, unrestricted license (i) during the term of this Agreement, to use the Cardholder-Specific Information for Program purposes, including but not limited to the servicing of the Accounts, and (ii) following the termination of this Agreement, to use the Cardholder-Specific Information only for statistical and analytic purposes.

                      b. All information (other than Cardholder-Specific Information) acquired through the Program or concerning the Accounts will be referred to collectively as "PROGRAM INFORMATION." Program Information will include the Cardholder-Specific Information to the extent that the Cardholder-Specific Information is redacted to mask any correlation between the Cardholder-Specific Information and the identity of any specific Cardholder. IAFC and Heritage will own jointly the Program Information, and each party may use the Program Information for its own purposes; provided, that each party will treat any Program Information in its possession at any time as Program Proprietary Information.

                      c. Heritage and IAFC (i) acknowledge that the Program Information will be used by each of them to create certain analyses and statistical models which may have predictive value beyond the Program, and (ii) agree that such analyses and statistical models will be the sole and exclusive property of the party creating such analyses and statistical models and will be treated as Party Proprietary Information. IAFC represents and warrants to Heritage that no such analyses or statistical models will include information that is identified with any specifically identifiable Cardholder.

                      d. During the term of this Agreement, (i) IAFC shall not use the Program Information to market any proprietary or third party product, other than pursuant to the Program, without first having obtained the written consent of Heritage, and (ii) Heritage shall not use the Program Information to market any proprietary or third party product which competes with the products or services offered pursuant to the Program. After the termination of the Program, the non-acquiring party may not use the Program Information to market any proprietary or third party product to customers of the acquiring party without first having obtained the written consent of the acquiring party; provided, that Heritage may market any proprietary or third party product to any Cardholder with whom it has developed an independent business relationship.



An asterisk (*) indicates that certain information has been omitted from this agreement pursuant to a request for confidential treatment and has been filed separately with the Securities and Exchange Commission.

               17. Reporting, Recordkeeping, and Audit Rights.

                      a. Reporting. Heritage will generate, on a monthly basis, a Balance Sheet and Profit and Loss Statement for the Program. Key asset, liability, income and expense items will be detailed on such statement. IAFC and Heritage will work to develop the form of the statement prior to the end of the first calendar month after the Commencement Date.

                      b. Recordkeeping. Heritage will create and maintain records in reasonable detail concerning all Accounts, Program Deposits, and transactions related to the Program. Such recordkeeping will (i) be sufficient to meet all GAAP and RAP requirements, and (ii) segregate Program-related assets, liabilities, revenues and expenses from non-Program-related Heritage activities. Heritage will maintain records of Program-related assets, liabilities, income, and expenses at a reasonable level of detail. IAFC will assist Heritage in setting up general ledger and other accounts at Heritage for the proper monitoring and accounting of the Program. IAFC will arrange, as Heritage's agent, for appropriate training of Heritage personnel by FDR. IAFC will comply with all reasonable requests by Heritage for information required so that Heritage may fulfill its recordkeeping responsibilities.

                      c. Financial Statements. Each of Heritage and IAFC will provide to the other on a quarterly basis unaudited financial statements. Such obligation will terminate upon the effective date of an Origination Suspension.

                      d. Audit Rights. Either party, through its employees, accountants, or agents, may audit the other's relevant records to the extent reasonably necessary to verify the accuracy of reports and statements relating to Accounts, Program Deposits, Program Revenues and Earnings, Chargeable Program Expenses, and transactions originating with or effected through the Program. A party may exercise its audit rights upon reasonable written notice during normal business hours and in a manner that does not unreasonably burden the party being audited. A party may conduct the audit either through its employees or its authorized representatives.

               18. Representations and Warranties.

                      a. Each party represents and warrants that (i) it is a corporation duly incorporated, or an entity duly organized, under the laws of the jurisdiction where it is incorporated or organized, is validly existing and in good standing under the laws of such jurisdiction, and has and will have at all times during the term hereof all requisite power and authority, corporate or otherwise, to perform its obligations under this Agreement; (ii) the execution and delivery of this Agreement has been approved by all necessary corporate action; and (iii) the Agreement is enforceable against such party in accordance with its terms, except as limited by bankruptcy and other laws of general application relating to insolvency or the protection of creditors' rights.

                      b. Each party represents and warrants that the execution, delivery, and performance by such party of this Agreement will not (i) conflict with or result in a breach of or constitute a default under or result in the termination of any contract, agreement, or other instrument to which such party is a party or by which it is bound or to which any of its assets are subject, or result in the creation of any lien or encumbrance upon any of said party's assets, or impair the ability of the parties hereto to perform their obligations under the Agreement; or (ii) conflict with, violate, or result in a breach of or constitute a default under any judgment, order, decree, law, rule, regulation, or other restriction of any court, government or governmental agency to which such party is subject.

                      c. Each party represents and warrants that the execution, delivery, and performance by such party of this Agreement will not require the consent or approval of any governmental agency or other regulatory authority with jurisdiction over such party, or if such consent or approval is required, such consent or approval has been obtained.

                      d. Heritage represents and warrants that it is a bank duly chartered under the laws of the State of California, and that as of the Effective Date its regulatory classification is "well-capitalized."

               19. Term and Termination

                      a. The term of this Agreement will commence on the date first set forth above and will continue indefinitely until terminated in accordance with the following provisions:

                             (1) By mutual agreement of the parties;

                             (2) By either party  effective 90 days after the
giving of written notice if the Commencement Date has not occurred by March 31, 1998; provided, however, that neither party will have the right to terminate this Agreement under this subparagraph after the Commencement Date actually occurs;

                             (3) At any time after the Program Assets first
equal or exceed the Cut-Off Amount, by either party effective upon written notice to the other party if Program Assets are then less than 10% of the Maximum Program Size;

                             (4) If a party is in material breach of any of its
material obligations under this Agreement the other party may give written notice to the party in default citing this section and specifying in detail the nature of the breach. The party in default will have 60 days in which to cure such breach, or, if such breach cannot be completely cured within such period, a reasonable time (but no more than 90 days) to cure such breach as long as the party in default is diligently pursuing the cure of such breach (the "Cure Period"). If the party in default has not cured the default within the Cure Period, the other party may terminate this Agreement upon the giving of written notice to the party in default; and

                             (5) By either  party,  if the other party (i)
generally becomes unable to pay its debts when due whether or not said debts are subject to a bona fide dispute, otherwise becomes insolvent or admits in writing that it is insolvent; (ii) makes a general assignment for the benefit of creditors; (iii) enters into a composition agreement or similar agreement for the compromise and settlement of claims of its creditors; (iv) makes a general assignment to an agent authorized to liquidate any substantial amount of its property; (v) files, or consents to the filing of, any proceeding, petition or case under any existing or future law of any jurisdiction, domestic or foreign, relating to bankruptcy, insolvency, reorganization or relief of debtors which constitutes the commencement of a case and/or constitutes an order for relief or which seeks: (A) an adjudication that it is bankrupt or insolvent, (B) a reorganization, arrangement, winding up, liquidation, dissolution, composition or other relief with respect to its debts, or (C) the appointment of a receiver, trustee, custodian or other similar official for it or any substantial portion of its assets; (vi) has filed against it such a proceeding, petition or case if such proceeding, petition or case remains undischarged, undismissed or unbonded for 60 days or results in such an adjudication, the entry of an order for such relief or such an appointment; or (vii) becomes subject to a proceeding initiated by a governmental authority or self-regulatory organization having jurisdiction over such party or its assets in the country of its organization or principal office, which proceeding is taken pursuant to any insolvency, banking, insurance, or similar law or regulation governing the operation of such party, and which prevents such party from performing its obligations under this Agreement as and when due.

                      b. Immediately following any termination of this Agreement, the parties will negotiate in good faith an estimate of the fair market value of the Program Assets; provided, however, if the parties are unable to agree within thirty (30) calendar days following termination, a third party shall be chosen by mutual agreement for the sole purpose of establishing a fair market value of the Program Assets. The cost of such third party evaluation shall be borne equally by the parties, and the decision of such third party shall be binding upon both parties. Following the establishment of the fair market value of the Program Assets, the parties will negotiate in good faith (i) the amount and form of the purchase price to Heritage by IAFC, if it is determined that IAFC is to purchase the Program Assets, or (ii) the amount and form of a payment to IAFC, if Heritage is to retain the Program Assets; provided, however, that in either case the amount to be paid by one party to the other shall take into consideration the fact that the Program has established and maintained the Loan Loss Reserve.

                      c. The provisions of paragraphs 14.a(1)-(5), 14.b, 16, 17.d, 18, 21, 22, 23, 24 and 26 hereof will survive termination of this Agreement.

               20. Purchase and Sale of Program Assets Other than at
Termination.

                      a. In the event (i) there exists a Performance Shortfall,
(ii) IAFC proposes modifications to the terms of certain Accounts that, in the reasonable judgment of IAFC, will improve the financial performance of such Accounts, and (iii) Heritage declines to approve of such proposed modifications, then IAFC will have the right to purchase the Accounts that are the subject of the proposed modifications at their fair market value.

                      b. Heritage will not sell, transfer, or assign the Program Assets without IAFC's approval, which approval may not be unreasonably withheld. In the event that Heritage proposes to sell the Program Assets pursuant to a bona fide offer from a third party, IAFC will have a right of first refusal to purchase the Program Assets on the same terms and conditions offered by such third party.

               21. Indemnification.

                      a. By IAFC. IAFC will defend, indemnify, and hold Heritage and its directors, officers, shareholders, employees, agents, and affiliates ("Heritage Indemnitees") harmless from and against any claims by third parties (including governmental authorities) and any losses, damages, settlements, fines, penalties, liabilities or expenses resulting therefrom (collectively, "Claims"), to the extent such Claims relate to the Program and arise out of or are based on:

                             (1) failure of the Program  Materials  developed
by IAFC to comply with, or any action or omission by IAFC that constitutes a violation of, the Federal Truth in Lending Act, Federal Truth in Savings Act, Federal Fair Debt Collection Act, California laws and regulations relating to the solicitation and offering of consumer credit, California laws relating to collection of debts, and California laws relating to false, unfair, and deceptive advertising;

                             (2) failure of the  Underwriting  Algorithm to
comply with the Federal Equal Credit Opportunity Act or with other laws and regulations relating to non-discrimination in the offering of consumer credit;

                             (3) a breach of any representation or warranty made
by IAFC herein;

                             (4) a claim that the IAFC Marks infringe on the
intellectual property rights of any third party; or

                             (5) IAFC's negligent or intentionally improper acts
or omissions.

The foregoing notwithstanding, such indemnification obligation will not extend to Claims to the extent that they arise out of circumstances as to which Heritage has an obligation to indemnify IAFC Indemnitees under the following subparagraph. IAFC will reimburse Heritage Indemnitees for attorney's fees and other reasonable expenses as incurred by them in connection with investigating or defending any Claim as to which IAFC has an obligation to indemnify.

                      b. Heritage will defend, indemnify, and hold IAFC and its directors, officers, shareholders, employees, agents, and affiliates ("IAFC Indemnitees") harmless from and against any claims by third parties (including governmental authorities) and any losses, damages, settlements, fines, penalties, liabilities or expenses resulting therefrom (collectively,

"Claims"), to the extent such Claims relate to the Program and arise out of or are based on:

                            (1) any action or omission by Heritage  that
constitutes a violation of the Federal Truth in Lending Act, Federal Truth in Savings Act, Federal Fair Debt Collection Act, California laws and regulations relating to the solicitation and offering of consumer credit, California laws relating to collection of debts, and California laws relating to false, unfair, and deceptive advertising;

                             (2) a breach of any representation or warranty made
by Heritage herein;

                             (3) a claim that the Heritage Marks infringe on the
intellectual property rights of any third party; or

                             (4) Heritage's negligent or intentionally improper
acts or omissions.

The foregoing notwithstanding, Heritage's indemnification obligation will not extend to Claims to the extent that they arise out of circumstances as to which IAFC has an obligation to indemnify Heritage Indemnitees under the preceding subparagraph. Heritage will reimburse IAFC Indemnitees for attorney's fees and other reasonable expenses as incurred by them in connection with investigating or defending any Claim as to which Heritage has an obligation to indemnify.

                      c. Upon receiving notice of a Claim for which indemnification may be sought under this Agreement, a Heritage
Indemnitee or IAFC Indemnitee (an "Indemnitee") will promptly notify the party from whom such Indemnitee seeks indemnification (an "Indemnitor") in writing of such Claim; provided, that any failure to give such notice will not waive any rights of the Indemnitee except to the extent the rights of the Indemnitor are materially prejudiced by such failure. The Indemnitor will elect whether to participate with Indemnitee in the defense of such Claim or to defend against such Claim in its own name, in the name of Indemnitee or in the name of the party against whom the Claim is made. Provided the Indemnitor acknowledges in writing its obligation to indemnify hereunder, such Indemnitor may elect to defend and control the course of any defense. In such event, Indemnitee will cooperate with Indemnitor in such defense. If the Indemnitor elects not to control the defense, the Indemnitor will have the right to select counsel of its choice and participate in such defense. In any event, Indemnitor will not be responsible for any Claim settled or compromised, or for any judgment resulting from a stipulation or confession of judgment, unless Indemnitor has consented in writing to the Indemnitee's entering into such settlement, compromise, or stipulation or confession of judgment.

               22. Non-Solicitation of Employees. Except as may be otherwise agreed to in writing by the parties, each party will refrain from soliciting the other party's employees for the period commencing with the Effective Date and ending two years after the date of termination of this Agreement.

               23.    Proprietary Information.

                      a. In the course of performing under this Agreement, each of IAFC and Heritage will come into possession of confidential and proprietary information belonging to the other party ("PARTY PROPRIETARY INFORMATION"). Information will become Party Proprietary Information only if a party designates it as such in a written notice given to the other party. IAFC hereby designates the following information as its Party Proprietary Information: IAFC's confidential business plans, projections, and analyses, and financial statements and information relating to IAFC; the website design developed by IAFC for the Program; and all computer coding used by IAFC to create and operate the Program. Heritage hereby designates as its Party Proprietary Information all material non-public information concerning Heritage's confidential business plans, projections, and analyses, and financial statements which have been delivered to IAFC in connection with the Program. Each of IAFC and Heritage will hold in confidence any Party Proprietary Information disclosed to it by the other party, and will not use such Party Proprietary Information for any purpose other than the performance of their duties hereunder.

                      b. As used herein, "PROGRAM PROPRIETARY INFORMATION" means the Underwriting Algorithm, the Pricing Algorithm and the Program Information (as that term is defined in paragraph 16). Prior to the effective date of an Origination Suspension, each party will hold Program Proprietary Information in confidence, and may use Program Proprietary Information only in connection with the performance of its duties hereunder. The foregoing notwithstanding, IAFC may use Program Proprietary Information (other than Program Information, the use of which is governed by paragraph 16) in connection with activities permitted under paragraph 15. For a period ending two years after the effective date of an Origination Suspension, Heritage may not, for the purpose of marketing credit cards over the Internet, (i) disclose Program Proprietary Information to any third party, or (ii) copy Program Proprietary Information. After the effective date of an Origination Suspension, IAFC will not be restricted in its right to disclose to third parties Program Proprietary Information.

                      c. In furtherance of its performance hereunder, either party may disclose Party or Program Proprietary Information to its auditors and attorneys and, if required, to a regulatory authority with jurisdiction over such party. Such information may also be disclosed to the extent necessary to each party's employees or others in a confidential relationship with such party who have a need for access to such information.

                      d. The foregoing notwithstanding, "Party and Program Proprietary Information" will not include information that (i) is, or has become, readily publicly available without restriction through no fault of the disclosing party or its employees, agents or contractors; (ii) is received by either party without restriction from a third party who is lawfully in possession of such information and who is lawfully empowered to disclose such information; (iii) was lawfully in the possession of the disclosing party without restriction prior to its disclosure to such party, or (iv) was developed independently by employees, agents or contractors of the disclosing party who had no prior access to such Proprietary Information.

                      e. The parties agree that in the event of a breach or threatened breach by either of them of the provisions of this paragraph, the non-breaching party will have no adequate remedy in money damages and, that accordingly, injunctive relief is an appropriate remedy, in addition to all other remedies available at law or in equity.

               24. Dispute Resolution.

                      a. Any dispute or claim arising out this Agreement will be resolved through a binding arbitration procedure conducted before a single arbitrator selected according to the Rules of the American Arbitration Association. The party wishing to resolve such a dispute or claim may commence such arbitration procedure by delivering a written notice (the "Arbitration Notice") to the other party. Arbitration will be held in San Francisco, California, in accordance with the commercial arbitration rules and regulations of the American Arbitration Association. The parties will instruct the arbitrator to take all reasonable measures to ensure that the arbitration proceeding is completed and a decision is rendered as expeditiously as possible, and in any event within 180 days of the date of the Arbitration Notice.

                      b. During the 60-day period following delivery of the Arbitration Notice, the parties will consult with a view to defining and limiting the issues. The arbitrator may in his or her discretion order the parties to provide discovery, including document discovery, designation of experts and other witnesses, and depositions.

                      c. The arbitrator will be directed to render a decision in a written opinion stating the rationale for such decision. The arbitrator's decision will be conclusive and binding upon the parties, and any resulting award may be filed with the clerk of a court of competent jurisdiction as a final adjudication of the claim involved, or application may be made to such court for judicial acceptance of the award and an order of enforcement, as the case may be. The expenses of each party, including legal and accounting fees, if any, with respect to the arbitration shall be borne by each such party.

               25. Force Majeure. Neither party will be liable for non-performance hereunder to the extent such performance is prevented by fire, earthquake, tornado, flood, explosion, embargo, war, riot, governmental regulation or act, act of God, act of public enemy, or by reason of any other cause beyond such party's reasonable control (a "Force Majeure Event"). A party's obligations to perform timely will be excused to the extent, but only to the extent, that such performance is prevented by a Force Majeure Event.

               26. General.

                      a. Remedies Not Exclusive. Any remedy conferred on a party by this Agreement will be considered cumulative with and not exclusive of any other remedy conferred by this Agreement or available at law or in equity, and the exercise of any one remedy shall not preclude the exercise of any other.

                      b. Attorney's Fees. The prevailing party in any dispute over the performance or construction of this Agreement will be entitled to recover its reasonable attorney's fees and costs.

                      c. Limitation on Damages. In no event will either party be entitled to recover special, punitive, incidental or consequential damages, including damages based on lost profits or lost business opportunities, arising out of a breach of the other party's obligations hereunder, even if the party in breach has been advised of the possibility of such damages.

                      d. Costs. Each party will bear its own costs incurred in the performance of this Agreement and all development activities hereunder, except as otherwise provided.

                      e. Notices. Unless otherwise provided herein, all notices or other communications under this Agreement must be in writing and signed by a duly authorized representative of the party giving such notice, or such other persons as either party shall specify in a written notice to the other.

               All such notices shall be deemed given and received (i) if by hand delivery, upon receipt thereof; (ii) if mailed, three days after deposit in the U.S. mails, postage prepaid, certified mail, return receipt requested, or
(iii) as of the day received by Express mail, Federal Express, or other similar services, or (iv) upon facsimile transmission by the sender and issuance by the transmitting machine of a confirmation slip confirming the number of pages constituting the notice have been transmitted without error. In the case of notices sent by facsimile transmission, the sender shall contemporaneously send a copy of the notice to the addresses at the addresses provided for below, by an overnight courier service; however such mailing shall not alter the time at which the facsimile notice is deemed received. The parties' notice addresses are:

If to Heritage:                       Heritage Bank of Commerce
                                      150 Almaden Boulevard
                                      San Jose, CA  95113
                                      ATTN:   Kenneth B. Silveira
                                              Sr. Vice President-Operations &
                                              Administration

With a copy to:                       James M. Rockett, Esq.
                                      McCutcheon, Doyle, Brown & Enersen, L.L.P.
                                      Three Embarcadero Center
                                      San Francisco, CA  94111-4067

If to IAFC:                           Internet Access Financial Corporation
                                      595 Market Street - Suite 2250
                                      San Francisco, CA  94105
                                      ATTN:   John Hashman
                                              Chief Financial Officer

                      f. Compliance with Laws. Each party shall comply with all laws, rules and regulations, whether local, state, or federal, applicable to its activities hereunder, but only to the extent such laws, rules and regulations are applicable to such party.

                      g. Assignment. Other than as set forth in any agreement with any Third Party Data Processor, neither party may assign or subcontract its rights, duties, or obligations under this Agreement to any person or entity, in whole or in part, without the other party's prior written consent. The foregoing notwithstanding, upon 30 days written notice a party may assign this Agreement without first obtaining consent to (i) a company controlling, controlled by, or under common control with the assigning party, provided that the assigning party will guarantee the performance of the assignee's performance hereunder; or (ii) the assigning party's successor in interest in the event of a corporate reorganization, merger, or acquisition of all or substantially all of a party's assets, provided that such successor gives reasonable assurances to the non-assigning party that the successor will perform its obligations hereunder. The foregoing notwithstanding, in no event will a party assign its rights and obligations to an entity which, at the time of such assignment, is in substantial and direct competition with the other party, or under common control with an entity in substantial and direct competition with the other party. Any attempt by either party to assign or subcontract its rights or obligations under this Agreement will be deemed both void and a material breach of this Agreement.

                      h. Modification, Amendment, and Waiver. No modification, amendment, supplement to, or waiver of this Agreement shall be binding upon the respective parties unless such modification, etc., specifically refers to this section and is consented to in a writing signed by an authorized representative of the party against whom such modification, etc. is asserted. A party's failure or delay to enforce at any time any of the provisions of this Agreement, or to exercise any option herein provided, or to require strict performance of any term hereof, shall not be deemed a continuing waiver of rights under this Agreement. Nor shall any single or partial exercise of any such right preclude any other or further exercise thereof or of any other right.

                      i. Relationship of the Parties. Nothing contained in this Agreement will be construed to create a joint venture, partnership, or agency relationship. Rather, the relationship between the parties will be one of independent contractors. Neither party will have any right, power or authority to act on behalf of or bind the other party.

                      j. Severability. If any one or more provisions of this Agreement shall be invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein shall not in any way be affected or impaired; provided, however, that in such case the parties will in good faith use their best efforts to achieve the purpose of the invalid provision by agreeing on a substitute provision that is legally enforceable.

                      k. Headings. The section headings in this Agreement are for purposes of reference only and shall not limit or otherwise affect any of the terms hereof.

                      l. Choice of Law. This Agreement will be construed under the laws of the State of California, as applied to contracts entered into and performed completely within California; provided, however, that the arbitration provisions of paragraph will be governed by the Federal Arbitration Act.

                      m. Entire Agreement. This Agreement states the entire agreement between the parties with respect to the subject matter hereof, and all prior or contemporaneous written or oral agreements and understandings are merged herein and superseded hereby.

               IN WITNESS WHEREOF, the parties have duly executed this Agreement effective the date first stated above.


HERITAGE BANK OF COMMERCE                 INTERNET ACCESS FINANCIAL CORPORATION


By: /s/ ROSSEL                            By: /s/ JEREMY  LENT
   ------------------------------            -----------------------------------

Name: ROSSEL                              Name: JEREMY R. LENT
     ----------------------------               --------------------------------

Title:  CEO                               Title: CHIEF EXECUTIVE OFFICER
      ---------------------------               --------------------------------

                HERITAGE BANK/NEXTCARD ASSET GENERATION ANALYSIS


EXHIBIT A               DOLLAR STATEMENT

                                       1998
Average assets                          [ * ]         [ * ]        [ * ]        [ * ]         [ * ]            [ * ]

                                   -----------  -----------  -----------  -----------  --------------    -----------
                                        Q1          Q2           Q3           Q4       Full year 1998        1999
                                   -----------  -----------  -----------  -----------  --------------    -----------
Finance charge                     $    [ * ]         [ * ]        [ * ]        [ * ]         [ * ]            [ * ]
Interchange income                      [ * ]         [ * ]        [ * ]        [ * ]         [ * ]            [ * ]
Annual fees                             [ * ]         [ * ]        [ * ]        [ * ]         [ * ]            [ * ]
Other fees                              [ * ]         [ * ]        [ * ]        [ * ]         [ * ]            [ * ]
                                   ----------   -----------  -----------  -----------   -----------      -----------
Total yield                             [ * ]         [ * ]        [ * ]        [ * ]         [ * ]            [ * ]
Cost of funds                           [ * ]         [ * ]        [ * ]        [ * ]         [ * ]            [ * ]
Servicing cost                          [ * ]         [ * ]        [ * ]        [ * ]         [ * ]            [ * ]
   Aq. Cost - deferred                  [ * ]         [ * ]        [ * ]        [ * ]         [ * ]            [ * ]
   Acq. Cost - expensed                 [ * ]         [ * ]        [ * ]        [ * ]         [ * ]            [ * ]
   Account servicing                    [ * ]         [ * ]        [ * ]        [ * ]         [ * ]            [ * ]
IAPC costs                              [ * ]         [ * ]        [ * ]        [ * ]         [ * ]            [ * ]
Heritage costs                          [ * ]         [ * ]        [ * ]        [ * ]         [ * ]            [ * ]
Contribution to LLR                     [ * ]         [ * ]        [ * ]        [ * ]         [ * ]            [ * ]
                                   ----------   -----------  -----------  -----------   -----------      -----------
Total expenses                          [ * ]         [ * ]        [ * ]        [ * ]         [ * ]            [ * ]
Pre-tax earnings                        [ * ]         [ * ]        [ * ]        [ * ]         [ * ]            [ * ]
Taxes                                   [ * ]         [ * ]        [ * ]        [ * ]         [ * ]            [ * ]
                                   ----------   -----------  -----------  -----------   -----------      -----------
After-tax earnings                      [ * ]         [ * ]        [ * ]        [ * ]         [ * ]            [ * ]
                                   ==========   ===========  ===========  ===========   ===========      ===========

$ sharing of revenues/costs:
----------------------------
Heritage Bank share                $    [ * ]         [ * ]        [ * ]        [ * ]         [ * ]            [ * ]
Nextcard share                     $    [ * ]         [ * ]        [ * ]        [ * ]         [ * ]            [ * ]


Average assets                     $    [ * ]         [ * ]        [ * ]        [ * ]         [ * ]            [ * ]

                                   -----------  -----------  -----------
                                      2000         2001         2002
                                   -----------  -----------  -----------
Finance charge                     $    [ * ]         [ * ]        [ * ]
Interchange income                      [ * ]         [ * ]        [ * ]
Annual fees                             [ * ]         [ * ]        [ * ]
Other fees                              [ * ]         [ * ]        [ * ]
                                   -----------  -----------  -----------
Total yield                             [ * ]         [ * ]        [ * ]
Cost of funds                           [ * ]         [ * ]        [ * ]
Servicing cost                          [ * ]         [ * ]        [ * ]
   Aq. Cost - deferred                     -            -            -
   Acq. Cost - expensed                    -            -            -
   Account servicing                    [ * ]         [ * ]        [ * ]
IAPC costs                              [ * ]         [ * ]        [ * ]
Heritage costs                          [ * ]         [ * ]        [ * ]
Contribution to LLR                     [ * ]         [ * ]        [ * ]
                                   -----------  -----------  -----------
Total expenses                          [ * ]         [ * ]        [ * ]
Pre-tax earnings                        [ * ]         [ * ]        [ * ]
Taxes                                   [ * ]         [ * ]        [ * ]
                                   -----------  -----------  -----------
After-tax earnings                      [ * ]         [ * ]        [ * ]
                                   ===========  ===========  ===========
                                                                          5 year
$ sharing of revenues/costs:                                              time horizon
----------------------------                                              ------------
Heritage Bank share                $    [ * ]         [ * ]        [ * ]        [ * ]
Nextcard share                     $    [ * ]         [ * ]        [ * ]        [ * ]



An asterisk (*) indicates that certain information has been omitted from this agreement pursuant to a request for confidential treatment and has been filed separately with the Securities and Exchange Commission.

               HERITAGE BANK/NEXTCARD ASSETS GENERATION ANALYSIS

EXHIBIT A                                                   SPREAD STATEMENTS

                                 1998
                                 ----
Average assets                [ * ]       [ * ]       [ * ]       [ * ]        [ * ]       [ * ]       [ * ]       [ * ]       [ * ]
                          ----------------------------------------------------------------------------------------------------------
                                                                           Full Year
                                Q1          Q2          Q3          Q4          1998        1999        2000        2001        2002
                          ----------------------------------------------------------------------------------------------------------
Finance charge                [ * ]       [ * ]       [ * ]       [ * ]        [ * ]       [ * ]       [ * ]       [ * ]       [ * ]
Interchange  income           [ * ]       [ * ]       [ * ]       [ * ]        [ * ]       [ * ]       [ * ]       [ * ]       [ * ]
Annual fees                   [ * ]       [ * ]       [ * ]       [ * ]        [ * ]       [ * ]       [ * ]       [ * ]       [ * ]
Other fees                    [ * ]       [ * ]       [ * ]       [ * ]        [ * ]       [ * ]       [ * ]       [ * ]       [ * ]
                              ------      ------      ------      ------      ------      ------      ------      ------      ------
Total yield                   [ * ]       [ * ]       [ * ]       [ * ]        [ * ]       [ * ]       [ * ]       [ * ]       [ * ]
Cost of funds                 [ * ]       [ * ]       [ * ]       [ * ]        [ * ]       [ * ]       [ * ]       [ * ]       [ * ]
Servicing cost                [ * ]       [ * ]       [ * ]       [ * ]        [ * ]       [ * ]       [ * ]       [ * ]       [ * ]
 Acquisition cost -           [ * ]       [ * ]       [ * ]       [ * ]        [ * ]       [ * ]       [ * ]       [ * ]       [ * ]
  deferred                    [ * ]       [ * ]       [ * ]       [ * ]        [ * ]       [ * ]       [ * ]       [ * ]       [ * ]
 Acquisition cost -
  expensed                    [ * ]       [ * ]       [ * ]       [ * ]        [ * ]       [ * ]       [ * ]       [ * ]       [ * ]
 Account servicing            [ * ]       [ * ]       [ * ]       [ * ]        [ * ]       [ * ]       [ * ]       [ * ]       [ * ]
IAPC costs                    [ * ]       [ * ]       [ * ]       [ * ]        [ * ]       [ * ]       [ * ]       [ * ]       [ * ]
Heritage costs                [ * ]       [ * ]       [ * ]       [ * ]        [ * ]       [ * ]       [ * ]       [ * ]       [ * ]
Contribution to LLR           [ * ]       [ * ]       [ * ]       [ * ]        [ * ]       [ * ]       [ * ]       [ * ]       [ * ]
                              ------      ------      ------      ------      ------      ------      ------      ------      ------
Total expenses                [ * ]       [ * ]       [ * ]       [ * ]        [ * ]       [ * ]       [ * ]       [ * ]       [ * ]
Pre-tax spread                [ * ]       [ * ]       [ * ]       [ * ]        [ * ]       [ * ]       [ * ]       [ * ]       [ * ]
Taxes                         [ * ]       [ * ]       [ * ]       [ * ]        [ * ]       [ * ]       [ * ]       [ * ]       [ * ]
                          ----------------------------------------------------------------------------------------------------------
After-tax spread              [ * ]       [ * ]       [ * ]       [ * ]        [ * ]       [ * ]       [ * ]       [ * ]       [ * ]
                          ==========================================================================================================
 Heritage annualized
  pretax average ROA          [ * ]       [ * ]       [ * ]       [ * ]        [ * ]       [ * ]       [ * ]       [ * ]       [ * ]

----------------------------------------------------------------------
ASSUMPTIONS
----------------------------------------------------------------------
Heritage Bank share of earnings         50%
Nextcard share of earnings              50%
Servicing cost cap                    0.00% No cap
IAPC program cost cap                 0.00% Cap specified in agreement
HBC program cost cap                  0.00% Cap specified in agreement
----------------------------------------------------------------------



An asterisk (*) indicates that certain information has been omitted from this agreement pursuant to a request for confidential treatment and has been filed separately with the Securities and Exchange Commission.

                HERITAGE BANK/NEXTCARD ASSET GENERATION ANALYSIS

EXHIBIT A
SPREAD ANALYSIS
                              ----------------------------------------------------------------------------------------------------
                                DEC-97         JAN-98         FEB-98         MAR-98         APR-98           MAY-98        JUN-98
                              ----------------------------------------------------------------------------------------------------
BASE CASE
New accounts                    [ * ]           [ * ]          [ * ]          [ * ]          [ * ]            [ * ]         [ * ]
Total Accounts                  [ * ]           [ * ]          [ * ]          [ * ]          [ * ]            [ * ]         [ * ]
Total active accounts           [ * ]           [ * ]          [ * ]          [ * ]          [ * ]            [ * ]         [ * ]
Average no. of accounts         [ * ]           [ * ]          [ * ]          [ * ]          [ * ]            [ * ]         [ * ]
Avg. Account Balance            [ * ]           [ * ]          [ * ]          [ * ]          [ * ]            [ * ]         [ * ]

Month end assets                [ * ]           [ * ]          [ * ]          [ * ]          [ * ]            [ * ]         [ * ]
Month average assets            [ * ]           [ * ]          [ * ]          [ * ]          [ * ]            [ * ]         [ * ]

SPREADS
--------------------------
Finance charge                  [ * ]           [ * ]          [ * ]          [ * ]          [ * ]            [ * ]         [ * ]
Intercharge income              [ * ]           [ * ]          [ * ]          [ * ]          [ * ]            [ * ]         [ * ]
Annual fees                     [ * ]           [ * ]          [ * ]          [ * ]          [ * ]            [ * ]         [ * ]
Other fees                      [ * ]           [ * ]          [ * ]          [ * ]          [ * ]            [ * ]         [ * ]
                              ----------------------------------------------------------------------------------------------------
Total yield                     [ * ]           [ * ]          [ * ]          [ * ]          [ * ]            [ * ]         [ * ]
                              ----------------------------------------------------------------------------------------------------
Cost of funds                   [ * ]           [ * ]          [ * ]          [ * ]          [ * ]            [ * ]         [ * ]
Servicing cost                  [ * ]           [ * ]          [ * ]          [ * ]          [ * ]            [ * ]         [ * ]
  Acquisition cost -
   deferred                     [ * ]           [ * ]          [ * ]          [ * ]          [ * ]            [ * ]         [ * ]
  Acquisition cost -
   expensed                     [ * ]           [ * ]          [ * ]          [ * ]          [ * ]            [ * ]         [ * ]
  Account servicing             [ * ]           [ * ]          [ * ]          [ * ]          [ * ]            [ * ]         [ * ]
Other costs - IAPC              [ * ]           [ * ]          [ * ]          [ * ]          [ * ]            [ * ]         [ * ]
Other costs - Heritage          [ * ]           [ * ]          [ * ]          [ * ]          [ * ]            [ * ]         [ * ]
Contribution to LLR             [ * ]           [ * ]          [ * ]          [ * ]          [ * ]            [ * ]         [ * ]
                              ----------------------------------------------------------------------------------------------------
Total expense                  [ * ]           [ * ]          [ * ]          [ * ]          [ * ]            [ * ]          [ * ]

Pre-tax spread                 [ * ]           [ * ]          [ * ]          [ * ]          [ * ]            [ * ]          [ * ]

Heritage Bank ROA              [ * ]           [ * ]          [ * ]          [ * ]          [ * ]            [ * ]          [ * ]


                              -------------------------------------------------------------------------------------
                                JUL-98         AUG-98         SEP-98         OCT-98         NOV-98           DEC-98
                              -------------------------------------------------------------------------------------
BASE CASE
New accounts                   [ * ]           [ * ]          [ * ]          [ * ]          [ * ]            [ * ]
Total Accounts                 [ * ]           [ * ]          [ * ]          [ * ]          [ * ]            [ * ]
Total active accounts          [ * ]           [ * ]          [ * ]          [ * ]          [ * ]            [ * ]
Average no. of accounts        [ * ]           [ * ]          [ * ]          [ * ]          [ * ]            [ * ]
Avg. Account Balance           [ * ]           [ * ]          [ * ]          [ * ]          [ * ]            [ * ]

Month end assets               [ * ]           [ * ]          [ * ]          [ * ]          [ * ]            [ * ]
Month average assets           [ * ]           [ * ]          [ * ]          [ * ]          [ * ]            [ * ]

SPREADS
--------------------------
Finance charge                 [ * ]           [ * ]          [ * ]          [ * ]          [ * ]            [ * ]
Intercharge income             [ * ]           [ * ]          [ * ]          [ * ]          [ * ]            [ * ]
Annual fees                    [ * ]           [ * ]          [ * ]          [ * ]          [ * ]            [ * ]
Other fees                     [ * ]           [ * ]          [ * ]          [ * ]          [ * ]            [ * ]
                               [ * ]           [ * ]          [ * ]          [ * ]          [ * ]            [ * ]
Total yield                    [ * ]           [ * ]          [ * ]          [ * ]          [ * ]            [ * ]
                              ---------------------------------------------------------------------------------------
Cost of funds                  [ * ]           [ * ]          [ * ]          [ * ]          [ * ]            [ * ]
Servicing cost                 [ * ]           [ * ]          [ * ]          [ * ]          [ * ]            [ * ]
  Acquisition cost -
   deferred                    [ * ]           [ * ]          [ * ]          [ * ]          [ * ]            [ * ]
  Acquisition cost -
   expensed                    [ * ]           [ * ]          [ * ]          [ * ]          [ * ]            [ * ]
  Account servicing            [ * ]           [ * ]          [ * ]          [ * ]          [ * ]            [ * ]
Other costs - IAPC             [ * ]           [ * ]          [ * ]          [ * ]          [ * ]            [ * ]
Other costs - Heritage         [ * ]           [ * ]          [ * ]          [ * ]          [ * ]            [ * ]
Contribution to LLR            [ * ]           [ * ]          [ * ]          [ * ]          [ * ]            [ * ]
                              ---------------------------------------------------------------------------------------
Total expense                  [ * ]           [ * ]          [ * ]          [ * ]          [ * ]            [ * ]

Pre-tax spread                 [ * ]           [ * ]          [ * ]          [ * ]          [ * ]            [ * ]

Heritage Bank ROA              [ * ]           [ * ]          [ * ]          [ * ]          [ * ]            [ * ]




An asterisk (*) indicates that certain information has been omitted from this agreement pursuant to a request for confidential treatment and has been filed separately with the Securities and Exchange Commission.

                HERITAGE BANK/NEXTCARD ASSET GENERATION ANALYSIS


EXHIBIT A                          EXHIBIT A
SPREAD ANALYSIS
---------------                    ----------------------------------------------------------------------
                                       JAN-99      FEB-99      MAR-99      APR-99      MAY-99      JUN-99
                                   ----------------------------------------------------------------------
BASE CASE
New accounts                            [ * ]       [ * ]       [ * ]       [ * ]       [ * ]       [ * ]
Total Accounts                          [ * ]       [ * ]       [ * ]       [ * ]       [ * ]       [ * ]
Total active accounts                   [ * ]       [ * ]       [ * ]       [ * ]       [ * ]       [ * ]
Average no. of accounts                 [ * ]       [ * ]       [ * ]       [ * ]       [ * ]       [ * ]
Avg. Account Balance                    [ * ]       [ * ]       [ * ]       [ * ]       [ * ]       [ * ]

Month end assets                        [ * ]       [ * ]       [ * ]       [ * ]       [ * ]       [ * ]
Month average assets                    [ * ]       [ * ]       [ * ]       [ * ]       [ * ]       [ * ]

SPREADS
-------
Finance charge                          [ * ]       [ * ]       [ * ]       [ * ]       [ * ]       [ * ]
Interchange income                      [ * ]       [ * ]       [ * ]       [ * ]       [ * ]       [ * ]
Annual fees                             [ * ]       [ * ]       [ * ]       [ * ]       [ * ]       [ * ]
Other fees                              [ * ]       [ * ]       [ * ]       [ * ]       [ * ]       [ * ]
                                   ----------------------------------------------------------------------
Total yield                             [ * ]       [ * ]       [ * ]       [ * ]       [ * ]       [ * ]
                                   ----------------------------------------------------------------------

Cost of funds                           [ * ]       [ * ]       [ * ]       [ * ]       [ * ]       [ * ]
Servicing cost                          [ * ]       [ * ]       [ * ]       [ * ]       [ * ]       [ * ]
  Acquisition cost - deferred           [ * ]       [ * ]       [ * ]       [ * ]       [ * ]       [ * ]
  Acquisition cost - expensed           [ * ]       [ * ]       [ * ]       [ * ]       [ * ]       [ * ]
  Account servicing                     [ * ]       [ * ]       [ * ]       [ * ]       [ * ]       [ * ]
Other costs--IAPC                       [ * ]       [ * ]       [ * ]       [ * ]       [ * ]       [ * ]
Other costs--Heritage                   [ * ]       [ * ]       [ * ]       [ * ]       [ * ]       [ * ]
Contribution to LLR                     [ * ]       [ * ]       [ * ]       [ * ]       [ * ]       [ * ]
                                   ----------------------------------------------------------------------
TOTAL EXPENSES                          [ * ]       [ * ]       [ * ]       [ * ]       [ * ]       [ * ]

PRE-TAX SPREAD                          [ * ]       [ * ]       [ * ]       [ * ]       [ * ]       [ * ]

HERITAGE BANK ROA                       [ * ]       [ * ]       [ * ]       [ * ]       [ * ]       [ * ]


                HERITAGE BANK/NEXTCARD ASSET GENERATION ANALYSIS


EXHIBIT A                          EXHIBIT A
SPREAD ANALYSIS
---------------                    ----------------------------------------------------------------------
                                       JUL-99      AUG-99      SEP-99      OCT-99      NOV-99      DEC-99
                                   ----------------------------------------------------------------------
BASE CASE
                                   ----------  ----------  ----------  ----------  ----------  ----------
New accounts                            [ * ]       [ * ]       [ * ]       [ * ]       [ * ]       [ * ]
Total Accounts                          [ * ]       [ * ]       [ * ]       [ * ]       [ * ]       [ * ]
Total active accounts                   [ * ]       [ * ]       [ * ]       [ * ]       [ * ]       [ * ]
Average no. of accounts                 [ * ]       [ * ]       [ * ]       [ * ]       [ * ]       [ * ]
Avg. Account Balance                    [ * ]       [ * ]       [ * ]       [ * ]       [ * ]       [ * ]

Month end assets                        [ * ]       [ * ]       [ * ]       [ * ]       [ * ]       [ * ]
Month average assets                    [ * ]       [ * ]       [ * ]       [ * ]       [ * ]       [ * ]

SPREADS
-------
Finance charge                          [ * ]       [ * ]       [ * ]       [ * ]       [ * ]       [ * ]
Interchange income                      [ * ]       [ * ]       [ * ]       [ * ]       [ * ]       [ * ]
Annual fees                             [ * ]       [ * ]       [ * ]       [ * ]       [ * ]       [ * ]
Other fees                              [ * ]       [ * ]       [ * ]       [ * ]       [ * ]       [ * ]
                                   ----------------------------------------------------------------------
Total yield                             [ * ]       [ * ]       [ * ]       [ * ]       [ * ]       [ * ]
                                   ----------------------------------------------------------------------

Cost of funds                           [ * ]       [ * ]       [ * ]       [ * ]       [ * ]       [ * ]
Servicing cost                          [ * ]       [ * ]       [ * ]       [ * ]       [ * ]       [ * ]
  Acquisition cost - deferred           [ * ]       [ * ]       [ * ]       [ * ]       [ * ]       [ * ]
  Acquisition cost - expensed           [ * ]       [ * ]       [ * ]       [ * ]       [ * ]       [ * ]
  Account servicing                     [ * ]       [ * ]       [ * ]       [ * ]       [ * ]       [ * ]
Other costs--IAPC                       [ * ]       [ * ]       [ * ]       [ * ]       [ * ]       [ * ]
Other costs--Heritage                   [ * ]       [ * ]       [ * ]       [ * ]       [ * ]       [ * ]
Contribution to LLR                     [ * ]       [ * ]       [ * ]       [ * ]       [ * ]       [ * ]
                                   ----------------------------------------------------------------------
TOTAL EXPENSES                          [ * ]       [ * ]       [ * ]       [ * ]       [ * ]       [ * ]

PRE-TAX SPREAD                          [ * ]       [ * ]       [ * ]       [ * ]       [ * ]       [ * ]

HERITAGE BANK ROA                       [ * ]       [ * ]       [ * ]       [ * ]       [ * ]       [ * ]



An asterisk (*) indicates that certain information has been omitted from this agreement pursuant to a request for confidential treatment and has been filed separately with the Securities and Exchange Commission.

                HERITAGE BANK/NEXTCARD ASSET GENERATION ANALYSIS


EXHIBIT A                        EXHIBIT A

SPREAD ANALYSIS
---------------
                               -----------------------------------------------------------------------------
                                     JAN-00       FEB-00       MAR-00       APR-00       MAY-00       JUN-00
                               -----------------------------------------------------------------------------
BASE CASE
New accounts                          [ * ]        [ * ]        [ * ]        [ * ]        [ * ]        [ * ]
Total Accounts                        [ * ]        [ * ]        [ * ]        [ * ]        [ * ]        [ * ]
Total active accounts                 [ * ]        [ * ]        [ * ]        [ * ]        [ * ]        [ * ]
Average no. of accounts               [ * ]        [ * ]        [ * ]        [ * ]        [ * ]        [ * ]
Avg. Account Balance                  [ * ]        [ * ]        [ * ]        [ * ]        [ * ]        [ * ]

Month end assets                      [ * ]        [ * ]        [ * ]        [ * ]        [ * ]        [ * ]
Month average assets                  [ * ]        [ * ]        [ * ]        [ * ]        [ * ]        [ * ]
                               -----------------------------------------------------------------------------

SPREADS
-----------------------------
Finance charge                        [ * ]        [ * ]        [ * ]        [ * ]        [ * ]        [ * ]
Interchange income                    [ * ]        [ * ]        [ * ]        [ * ]        [ * ]        [ * ]
Annual fees                           [ * ]        [ * ]        [ * ]        [ * ]        [ * ]        [ * ]
Other fees                            [ * ]        [ * ]        [ * ]        [ * ]        [ * ]        [ * ]
                               -----------------------------------------------------------------------------
Total yield                           [ * ]        [ * ]        [ * ]        [ * ]        [ * ]        [ * ]
                               -----------------------------------------------------------------------------
Cost of funds                         [ * ]        [ * ]        [ * ]        [ * ]        [ * ]        [ * ]
Servicing cost                        [ * ]        [ * ]        [ * ]        [ * ]        [ * ]        [ * ]
  Acquisition cost - deferred         [ * ]        [ * ]        [ * ]        [ * ]        [ * ]        [ * ]
  Acquisition cost - expensed         [ * ]        [ * ]        [ * ]        [ * ]        [ * ]        [ * ]
  Account servicing                   [ * ]        [ * ]        [ * ]        [ * ]        [ * ]        [ * ]
Other costs - IAFC                    [ * ]        [ * ]        [ * ]        [ * ]        [ * ]        [ * ]
Other costs - Heritage                [ * ]        [ * ]        [ * ]        [ * ]        [ * ]        [ * ]
Contribution to LLR                   [ * ]        [ * ]        [ * ]        [ * ]        [ * ]        [ * ]
                               -----------------------------------------------------------------------------
TOTAL EXPENSE                         [ * ]        [ * ]        [ * ]        [ * ]        [ * ]        [ * ]
PRE-TAX SPREAD                        [ * ]        [ * ]        [ * ]        [ * ]        [ * ]        [ * ]
HERITAGE BANK ROA                     [ * ]        [ * ]        [ * ]        [ * ]        [ * ]        [ * ]


EXHIBIT A                        EXHIBIT A

SPREAD ANALYSIS
---------------
                               -----------------------------------------------------------------------------
                                     JUL-00       AUG-00       SEP-00       OCT-00       NOV-00       DEC-00
                               -----------------------------------------------------------------------------
BASE CASE
New accounts                          [ * ]        [ * ]        [ * ]        [ * ]        [ * ]        [ * ]
Total Accounts                        [ * ]        [ * ]        [ * ]        [ * ]        [ * ]        [ * ]
Total active accounts                 [ * ]        [ * ]        [ * ]        [ * ]        [ * ]        [ * ]
Average no. of accounts               [ * ]        [ * ]        [ * ]        [ * ]        [ * ]        [ * ]
Avg. Account Balance                  [ * ]        [ * ]        [ * ]        [ * ]        [ * ]        [ * ]

Month end assets                      [ * ]        [ * ]        [ * ]        [ * ]        [ * ]        [ * ]
Month average assets                  [ * ]        [ * ]        [ * ]        [ * ]        [ * ]        [ * ]
                               -----------------------------------------------------------------------------

SPREADS
-----------------------------
Finance charge                        [ * ]        [ * ]        [ * ]        [ * ]        [ * ]        [ * ]
Interchange income                    [ * ]        [ * ]        [ * ]        [ * ]        [ * ]        [ * ]
Annual fees                           [ * ]        [ * ]        [ * ]        [ * ]        [ * ]        [ * ]
Other fees                            [ * ]        [ * ]        [ * ]        [ * ]        [ * ]        [ * ]
                               -----------------------------------------------------------------------------
Total yield                           [ * ]        [ * ]        [ * ]        [ * ]        [ * ]        [ * ]
                               -----------------------------------------------------------------------------
Cost of funds                         [ * ]        [ * ]        [ * ]        [ * ]        [ * ]        [ * ]
Servicing cost                        [ * ]        [ * ]        [ * ]        [ * ]        [ * ]        [ * ]
  Acquisition cost - deferred         [ * ]        [ * ]        [ * ]        [ * ]        [ * ]        [ * ]
  Acquisition cost - expensed         [ * ]        [ * ]        [ * ]        [ * ]        [ * ]        [ * ]
  Account servicing                   [ * ]        [ * ]        [ * ]        [ * ]        [ * ]        [ * ]
Other costs - IAFC                    [ * ]        [ * ]        [ * ]        [ * ]        [ * ]        [ * ]
Other costs - Heritage                [ * ]        [ * ]        [ * ]        [ * ]        [ * ]        [ * ]
Contribution to LLR                   [ * ]        [ * ]        [ * ]        [ * ]        [ * ]        [ * ]
                               -----------------------------------------------------------------------------
TOTAL EXPENSE                         [ * ]        [ * ]        [ * ]        [ * ]        [ * ]        [ * ]
PRE-TAX SPREAD                        [ * ]        [ * ]        [ * ]        [ * ]        [ * ]        [ * ]
HERITAGE BANK ROA                     [ * ]        [ * ]        [ * ]        [ * ]        [ * ]        [ * ]




An asterisk (*) indicates that certain information has been omitted from this agreement pursuant to a request for confidential treatment and has been filed separately with the Securities and Exchange Commission.

                HERITAGE BANK/NEXTCARD ASSET GENERATION ANALYSIS


EXHIBIT A                        EXHIBIT A

SPREAD ANALYSIS
---------------
                               -----------------------------------------------------------------------------
                                     JAN-01       FEB-01       MAR-01       APR-01       MAY-01       JUN-01
                               -----------------------------------------------------------------------------
BASE CASE
New accounts                          [ * ]        [ * ]        [ * ]        [ * ]        [ * ]        [ * ]
Total Accounts                        [ * ]        [ * ]        [ * ]        [ * ]        [ * ]        [ * ]
Total active accounts                 [ * ]        [ * ]        [ * ]        [ * ]        [ * ]        [ * ]
Average no. of accounts               [ * ]        [ * ]        [ * ]        [ * ]        [ * ]        [ * ]
Avg. Account Balance                  [ * ]        [ * ]        [ * ]        [ * ]        [ * ]        [ * ]

Month end assets                      [ * ]        [ * ]        [ * ]        [ * ]        [ * ]        [ * ]
Month average assets                  [ * ]        [ * ]        [ * ]        [ * ]        [ * ]        [ * ]
                               -----------------------------------------------------------------------------

SPREADS
-----------------------------
Finance charge                        [ * ]        [ * ]        [ * ]        [ * ]        [ * ]        [ * ]
Interchange income                    [ * ]        [ * ]        [ * ]        [ * ]        [ * ]        [ * ]
Annual fees                           [ * ]        [ * ]        [ * ]        [ * ]        [ * ]        [ * ]
Other fees                            [ * ]        [ * ]        [ * ]        [ * ]        [ * ]        [ * ]
                               -----------------------------------------------------------------------------
Total yield                           [ * ]        [ * ]        [ * ]        [ * ]        [ * ]        [ * ]
                               -----------------------------------------------------------------------------
Cost of funds                         [ * ]        [ * ]        [ * ]        [ * ]        [ * ]        [ * ]
Servicing cost                        [ * ]        [ * ]        [ * ]        [ * ]        [ * ]        [ * ]
  Acquisition cost - deferred         [ * ]        [ * ]        [ * ]        [ * ]        [ * ]        [ * ]
  Acquisition cost - expensed         [ * ]        [ * ]        [ * ]        [ * ]        [ * ]        [ * ]
  Account servicing                   [ * ]        [ * ]        [ * ]        [ * ]        [ * ]        [ * ]
Other costs - IAFC                    [ * ]        [ * ]        [ * ]        [ * ]        [ * ]        [ * ]
Other costs - Heritage                [ * ]        [ * ]        [ * ]        [ * ]        [ * ]        [ * ]
Contribution to LLR                   [ * ]        [ * ]        [ * ]        [ * ]        [ * ]        [ * ]
                               -----------------------------------------------------------------------------
Total expenses                        [ * ]        [ * ]        [ * ]        [ * ]        [ * ]        [ * ]
Pre-tax spread                        [ * ]        [ * ]        [ * ]        [ * ]        [ * ]        [ * ]
Heritage Bank ROA                     [ * ]        [ * ]        [ * ]        [ * ]        [ * ]        [ * ]


EXHIBIT A                        EXHIBIT A

SPREAD ANALYSIS
---------------
                               -----------------------------------------------------------------------------
                                     JUL-01       AUG-01       SEP-01       OCT-01       NOV-01       DEC-01
                               -----------------------------------------------------------------------------
BASE CASE
New accounts                          [ * ]        [ * ]        [ * ]        [ * ]        [ * ]        [ * ]
Total Accounts                        [ * ]        [ * ]        [ * ]        [ * ]        [ * ]        [ * ]
Total active accounts                 [ * ]        [ * ]        [ * ]        [ * ]        [ * ]        [ * ]
Average no. of accounts               [ * ]        [ * ]        [ * ]        [ * ]        [ * ]        [ * ]
Avg. Account Balance                  [ * ]        [ * ]        [ * ]        [ * ]        [ * ]        [ * ]

Month end assets                      [ * ]        [ * ]        [ * ]        [ * ]        [ * ]        [ * ]
Month average assets                  [ * ]        [ * ]        [ * ]        [ * ]        [ * ]        [ * ]
                               -----------------------------------------------------------------------------

SPREADS
-----------------------------
Finance charge                        [ * ]        [ * ]        [ * ]        [ * ]        [ * ]        [ * ]
Interchange income                    [ * ]        [ * ]        [ * ]        [ * ]        [ * ]        [ * ]
Annual fees                           [ * ]        [ * ]        [ * ]        [ * ]        [ * ]        [ * ]
Other fees                            [ * ]        [ * ]        [ * ]        [ * ]        [ * ]        [ * ]
                               -----------------------------------------------------------------------------
Total yield                           [ * ]        [ * ]        [ * ]        [ * ]        [ * ]        [ * ]
                               -----------------------------------------------------------------------------
Cost of funds                         [ * ]        [ * ]        [ * ]        [ * ]        [ * ]        [ * ]
Servicing cost                        [ * ]        [ * ]        [ * ]        [ * ]        [ * ]        [ * ]
  Acquisition cost - deferred         [ * ]        [ * ]        [ * ]        [ * ]        [ * ]        [ * ]
  Acquisition cost - expensed         [ * ]        [ * ]        [ * ]        [ * ]        [ * ]        [ * ]
  Account servicing                   [ * ]        [ * ]        [ * ]        [ * ]        [ * ]        [ * ]
Other costs - IAFC                    [ * ]        [ * ]        [ * ]        [ * ]        [ * ]        [ * ]
Other costs - Heritage                [ * ]        [ * ]        [ * ]        [ * ]        [ * ]        [ * ]
Contribution to LLR                   [ * ]        [ * ]        [ * ]        [ * ]        [ * ]        [ * ]
                               -----------------------------------------------------------------------------
Total expenses                        [ * ]        [ * ]        [ * ]        [ * ]        [ * ]        [ * ]

Pre-tax spread                        [ * ]        [ * ]        [ * ]        [ * ]        [ * ]        [ * ]

Heritage Bank ROA                     [ * ]        [ * ]        [ * ]        [ * ]        [ * ]        [ * ]




An asterisk (*) indicates that certain information has been omitted from this agreement pursuant to a request for confidential treatment and has been filed separately with the Securities and Exchange Commission.

                HERITAGE BANK/NEXTCARD ASSET GENERATION ANALYSIS


EXHIBIT A                          EXHIBIT A
SPREAD ANALYSIS
---------------                    ----------------------------------------------------------------------
                                       JAN-02      FEB-02      MAR-02      APR-02      MAY-02      JUN-02
                                   ----------------------------------------------------------------------
BASE CASE
New accounts                            [ * ]       [ * ]       [ * ]       [ * ]       [ * ]       [ * ]
Total Accounts                          [ * ]       [ * ]       [ * ]       [ * ]       [ * ]       [ * ]
Total active accounts                   [ * ]       [ * ]       [ * ]       [ * ]       [ * ]       [ * ]
Average no. of accounts                 [ * ]       [ * ]       [ * ]       [ * ]       [ * ]       [ * ]
Avg. Account Balance                    [ * ]       [ * ]       [ * ]       [ * ]       [ * ]       [ * ]

Month end assets                        [ * ]       [ * ]       [ * ]       [ * ]       [ * ]       [ * ]
Month average assets                    [ * ]       [ * ]       [ * ]       [ * ]       [ * ]       [ * ]

SPREADS
-------
Finance charge                          [ * ]       [ * ]       [ * ]       [ * ]       [ * ]       [ * ]
Interchange income                      [ * ]       [ * ]       [ * ]       [ * ]       [ * ]       [ * ]
Annual fees                             [ * ]       [ * ]       [ * ]       [ * ]       [ * ]       [ * ]
Other fees                              [ * ]       [ * ]       [ * ]       [ * ]       [ * ]       [ * ]
                                   ----------------------------------------------------------------------
Total yield                             [ * ]       [ * ]       [ * ]       [ * ]       [ * ]       [ * ]
                                   ----------------------------------------------------------------------

Cost of funds                           [ * ]       [ * ]       [ * ]       [ * ]       [ * ]       [ * ]
Servicing cost                          [ * ]       [ * ]       [ * ]       [ * ]       [ * ]       [ * ]
  Acquisition cost - deferred           [ * ]       [ * ]       [ * ]       [ * ]       [ * ]       [ * ]
  Acquisition cost - expensed           [ * ]       [ * ]       [ * ]       [ * ]       [ * ]       [ * ]
  Account servicing                     [ * ]       [ * ]       [ * ]       [ * ]       [ * ]       [ * ]
Other costs--IAFC                       [ * ]       [ * ]       [ * ]       [ * ]       [ * ]       [ * ]
Other costs--Heritage                   [ * ]       [ * ]       [ * ]       [ * ]       [ * ]       [ * ]
Contribution to LLR                     [ * ]       [ * ]       [ * ]       [ * ]       [ * ]       [ * ]
                                   ----------------------------------------------------------------------
Total Expenses                          [ * ]       [ * ]       [ * ]       [ * ]       [ * ]       [ * ]

Pre-tax spread                          [ * ]       [ * ]       [ * ]       [ * ]       [ * ]       [ * ]

Heritage Bank ROA                       [ * ]       [ * ]       [ * ]       [ * ]       [ * ]       [ * ]


                HERITAGE BANK/NEXTCARD ASSET GENERATION ANALYSIS


EXHIBIT A                          EXHIBIT A
SPREAD ANALYSIS
---------------                    ----------------------------------------------------------------------
                                       JUL-02      AUG-02      SEP-02      OCT-02      NOV-02      DEC-02
                                   ----------------------------------------------------------------------
BASE CASE
New accounts                            [ * ]       [ * ]       [ * ]       [ * ]       [ * ]       [ * ]
Total Accounts                          [ * ]       [ * ]       [ * ]       [ * ]       [ * ]       [ * ]
Total active accounts                   [ * ]       [ * ]       [ * ]       [ * ]       [ * ]       [ * ]
Average no. of accounts                 [ * ]       [ * ]       [ * ]       [ * ]       [ * ]       [ * ]
Avg. Account Balance                    [ * ]       [ * ]       [ * ]       [ * ]       [ * ]       [ * ]

Month end assets                        [ * ]       [ * ]       [ * ]       [ * ]       [ * ]       [ * ]
Month average assets                    [ * ]       [ * ]       [ * ]       [ * ]       [ * ]       [ * ]

SPREADS
-------
Finance charge                          [ * ]       [ * ]       [ * ]       [ * ]       [ * ]       [ * ]
Interchange income                      [ * ]       [ * ]       [ * ]       [ * ]       [ * ]       [ * ]
Annual fees                             [ * ]       [ * ]       [ * ]       [ * ]       [ * ]       [ * ]
Other fees                              [ * ]       [ * ]       [ * ]       [ * ]       [ * ]       [ * ]
                                   ----------------------------------------------------------------------
Total yield                             [ * ]       [ * ]       [ * ]       [ * ]       [ * ]       [ * ]
                                   ----------------------------------------------------------------------

Cost of funds                           [ * ]       [ * ]       [ * ]       [ * ]       [ * ]       [ * ]
Servicing cost                          [ * ]       [ * ]       [ * ]       [ * ]       [ * ]       [ * ]
  Acquisition cost - deferred           [ * ]       [ * ]       [ * ]       [ * ]       [ * ]       [ * ]
  Acquisition cost - expensed           [ * ]       [ * ]       [ * ]       [ * ]       [ * ]       [ * ]
  Account servicing                     [ * ]       [ * ]       [ * ]       [ * ]       [ * ]       [ * ]
Other costs--IAFC                       [ * ]       [ * ]       [ * ]       [ * ]       [ * ]       [ * ]
Other costs--Heritage                   [ * ]       [ * ]       [ * ]       [ * ]       [ * ]       [ * ]
Contribution to LLR                     [ * ]       [ * ]       [ * ]       [ * ]       [ * ]       [ * ]
                                   ----------------------------------------------------------------------
Total Expenses                          [ * ]       [ * ]       [ * ]       [ * ]       [ * ]       [ * ]

Pre-tax spread                          [ * ]       [ * ]       [ * ]       [ * ]       [ * ]       [ * ]

Heritage Bank ROA                       [ * ]       [ * ]       [ * ]       [ * ]       [ * ]       [ * ]



An asterisk (*) indicates that certain information has been omitted from this agreement pursuant to a request for confidential treatment and has been filed separately with the Securities and Exchange Commission.

               HERITAGE BANK/NEXTCARD ASSET GENERATION ANALYSIS

EXHIBIT A


Dollar analysis  Dec-97  Jan-98    Feb-98   Mar-98   Apr-98    May-98  Jun-98   Jul-98   Aug-98  Sep-98    Oct-98   Nov-98   Dec-98
--------------  ------- --------  -------- -------- -------- -------- -------- -------- -------- -------- -------- -------- --------
Finance charge    [ * ]    [ * ]    [ * ]    [ * ]    [ * ]     [ * ]    [ * ]    [ * ]    [ * ]    [ * ]    [ * ]    [ * ]    [ * ]
Interchange       [ * ]    [ * ]    [ * ]    [ * ]    [ * ]     [ * ]    [ * ]    [ * ]    [ * ]    [ * ]    [ * ]    [ * ]    [ * ]
  income          [ * ]    [ * ]    [ * ]    [ * ]    [ * ]     [ * ]    [ * ]    [ * ]    [ * ]    [ * ]    [ * ]    [ * ]    [ * ]
Annual fees       [ * ]    [ * ]    [ * ]    [ * ]    [ * ]     [ * ]    [ * ]    [ * ]    [ * ]    [ * ]    [ * ]    [ * ]    [ * ]
Other fees        [ * ]    [ * ]    [ * ]    [ * ]    [ * ]     [ * ]    [ * ]    [ * ]    [ * ]    [ * ]    [ * ]    [ * ]    [ * ]
                 ------ --------  -------  -------  -------  -------- -------- -------- -------- -------- --------  ------- --------
Total revenues    [ * ]    [ * ]    [ * ]    [ * ]    [ * ]     [ * ]    [ * ]    [ * ]    [ * ]    [ * ]    [ * ]    [ * ]    [ * ]
Cot of funds      [ * ]    [ * ]    [ * ]    [ * ]    [ * ]     [ * ]    [ * ]    [ * ]    [ * ]    [ * ]    [ * ]    [ * ]    [ * ]
Servicing cost    [ * ]    [ * ]    [ * ]    [ * ]    [ * ]     [ * ]    [ * ]    [ * ]    [ * ]    [ * ]    [ * ]    [ * ]    [ * ]
  Acquisition     [ * ]    [ * ]    [ * ]    [ * ]    [ * ]     [ * ]    [ * ]    [ * ]    [ * ]    [ * ]    [ * ]    [ * ]    [ * ]
  cost-deferred   [ * ]    [ * ]    [ * ]    [ * ]    [ * ]     [ * ]    [ * ]    [ * ]    [ * ]    [ * ]    [ * ]    [ * ]    [ * ]
  Acq. cost -     [ * ]    [ * ]    [ * ]    [ * ]    [ * ]     [ * ]    [ * ]    [ * ]    [ * ]    [ * ]    [ * ]    [ * ]    [ * ]
   expensed       [ * ]    [ * ]    [ * ]    [ * ]    [ * ]     [ * ]    [ * ]    [ * ]    [ * ]    [ * ]    [ * ]    [ * ]    [ * ]
  Account         [ * ]    [ * ]    [ * ]    [ * ]    [ * ]     [ * ]    [ * ]    [ * ]    [ * ]    [ * ]    [ * ]    [ * ]    [ * ]
   servicing      [ * ]    [ * ]    [ * ]    [ * ]    [ * ]     [ * ]    [ * ]    [ * ]    [ * ]    [ * ]    [ * ]    [ * ]    [ * ]
IAFC costs        [ * ]    [ * ]    [ * ]    [ * ]    [ * ]     [ * ]    [ * ]    [ * ]    [ * ]    [ * ]    [ * ]    [ * ]    [ * ]
Heritage          [ * ]    [ * ]    [ * ]    [ * ]    [ * ]     [ * ]    [ * ]    [ * ]    [ * ]    [ * ]    [ * ]    [ * ]    [ * ]
  costs           [ * ]    [ * ]    [ * ]    [ * ]    [ * ]     [ * ]    [ * ]    [ * ]    [ * ]    [ * ]    [ * ]    [ * ]    [ * ]
Contribute/       [ * ]    [ * ]    [ * ]    [ * ]    [ * ]     [ * ]    [ * ]    [ * ]    [ * ]    [ * ]    [ * ]    [ * ]    [ * ]
  Reduce LLR      [ * ]    [ * ]    [ * ]    [ * ]    [ * ]     [ * ]    [ * ]    [ * ]    [ * ]    [ * ]    [ * ]    [ * ]    [ * ]
                 ------ --------  -------  -------  -------  -------- -------- -------- -------- -------- --------  ------- --------
Total Expenses    [ * ]    [ * ]    [ * ]    [ * ]    [ * ]     [ * ]    [ * ]    [ * ]    [ * ]    [ * ]    [ * ]    [ * ]    [ * ]

Pre-tax
  earnings
  (loss)          [ * ]    [ * ]    [ * ]    [ * ]    [ * ]     [ * ]    [ * ]    [ * ]    [ * ]    [ * ]    [ * ]    [ * ]    [ * ]

Revenue/Cost Sharing Structure (note: cash settlement for the months of December through March will be done in April 1998.)

                                            Apr-98    May-98    Jun-98    Jul-98    Aug-98    Sep-98   Oct-98    Nov-98    Dec-98
                                           -------- --------- --------- --------- --------- --------- --------- --------- --------
Programme revenue                           [ * ]   [ * ]      [ * ]     [ * ]     [ * ]     [ * ]     [ * ]     [ * ]     [ * ]
Heritage expenses                           [ * ]   [ * ]      [ * ]     [ * ]     [ * ]     [ * ]     [ * ]     [ * ]     [ * ]
IAFC Expenses                               [ * ]   [ * ]      [ * ]     [ * ]     [ * ]     [ * ]     [ * ]     [ * ]     [ * ]
 Earnings                                   [ * ]   [ * ]      [ * ]     [ * ]     [ * ]     [ * ]     [ * ]     [ * ]     [ * ]
Party Proportionate shares (50%)            [ * ]   [ * ]      [ * ]     [ * ]     [ * ]     [ * ]     [ * ]     [ * ]     [ * ]
Heritage pre-split income (loss)            [ * ]   [ * ]      [ * ]     [ * ]     [ * ]     [ * ]     [ * ]     [ * ]     [ * ]
NextCard (HBC) sends to other
 party                                      [ * ]   [ * ]      [ * ]     [ * ]     [ * ]     [ * ]     [ * ]     [ * ]     [ * ]
Heritage-final                              [ * ]   [ * ]      [ * ]     [ * ]     [ * ]     [ * ]     [ * ]     [ * ]     [ * ]
Nextcard-final                              [ * ]   [ * ]      [ * ]     [ * ]     [ * ]     [ * ]     [ * ]     [ * ]     [ * ]



An asterisk (*) indicates that certain information has been omitted from this agreement pursuant to a request for confidential treatment and has been filed separately with the Securities and Exchange Commission.

                HERITAGE BANK/NEXTCARD ASSET GENERATION ANALYSIS


EXHIBIT A                        EXHIBIT A

DOLLAR ANALYSIS
---------------
                               -----------------------------------------------------------------------------
                                     JAN-99       FEB-99       MAR-99       APR-99       MAY-99       JUN-99
                               -----------------------------------------------------------------------------
Finance charge                        [ * ]        [ * ]        [ * ]        [ * ]        [ * ]        [ * ]
Interchange income                    [ * ]        [ * ]        [ * ]        [ * ]        [ * ]        [ * ]
Annual fees                           [ * ]        [ * ]        [ * ]        [ * ]        [ * ]        [ * ]
Other fees                            [ * ]        [ * ]        [ * ]        [ * ]        [ * ]        [ * ]
                               -----------------------------------------------------------------------------
TOTAL REVENUES                        [ * ]        [ * ]        [ * ]        [ * ]        [ * ]        [ * ]
Cost of funds                         [ * ]        [ * ]        [ * ]        [ * ]        [ * ]        [ * ]
Servicing cost                        [ * ]        [ * ]        [ * ]        [ * ]        [ * ]        [ * ]
  Acquisition cost-deferred           [ * ]        [ * ]        [ * ]        [ * ]        [ * ]        [ * ]
  Acq cost - expensed                 [ * ]        [ * ]        [ * ]        [ * ]        [ * ]        [ * ]
  Account servicing                   [ * ]        [ * ]        [ * ]        [ * ]        [ * ]        [ * ]
IAPC Costs                            [ * ]        [ * ]        [ * ]        [ * ]        [ * ]        [ * ]
Heritage costs                        [ * ]        [ * ]        [ * ]        [ * ]        [ * ]        [ * ]
Contribute/Reduce LLR                 [ * ]        [ * ]        [ * ]        [ * ]        [ * ]        [ * ]
                               -----------------------------------------------------------------------------
TOTAL EXPENSES                        [ * ]        [ * ]        [ * ]        [ * ]        [ * ]        [ * ]

PRE-TAX EARNINGS (LOSS)               [ * ]        [ * ]        [ * ]        [ * ]        [ * ]        [ * ]


EXHIBIT A                        EXHIBIT A

DOLLAR ANALYSIS
---------------
                               -----------------------------------------------------------------------------
                                     JUL-99       AUG-99       SEP-99       OCT-99       NOV-99       DEC-99
                               -----------------------------------------------------------------------------
Finance charge                        [ * ]        [ * ]        [ * ]        [ * ]        [ * ]        [ * ]
Interchange income                    [ * ]        [ * ]        [ * ]        [ * ]        [ * ]        [ * ]
Annual fees                           [ * ]        [ * ]        [ * ]        [ * ]        [ * ]        [ * ]
Other fees                            [ * ]        [ * ]        [ * ]        [ * ]        [ * ]        [ * ]
                               -----------------------------------------------------------------------------
TOTAL REVENUES                        [ * ]        [ * ]        [ * ]        [ * ]        [ * ]        [ * ]
Cost of funds                         [ * ]        [ * ]        [ * ]        [ * ]        [ * ]        [ * ]
Servicing cost                        [ * ]        [ * ]        [ * ]        [ * ]        [ * ]        [ * ]
  Acquisition cost-deferred           [ * ]        [ * ]        [ * ]        [ * ]        [ * ]        [ * ]
  Acq cost - expensed                 [ * ]        [ * ]        [ * ]        [ * ]        [ * ]        [ * ]
  Account servicing                   [ * ]        [ * ]        [ * ]        [ * ]        [ * ]        [ * ]
IAPC Costs                            [ * ]        [ * ]        [ * ]        [ * ]        [ * ]        [ * ]
Heritage costs                        [ * ]        [ * ]        [ * ]        [ * ]        [ * ]        [ * ]
Contribute/Reduce LLR                 [ * ]        [ * ]        [ * ]        [ * ]        [ * ]        [ * ]
                               -----------------------------------------------------------------------------
TOTAL EXPENSES                        [ * ]        [ * ]        [ * ]        [ * ]        [ * ]        [ * ]

PRE-TAX EARNINGS (LOSS)               [ * ]        [ * ]        [ * ]        [ * ]        [ * ]        [ * ]



EXHIBIT A                        EXHIBIT A

REVENUE/COST SHARING STRUCTURE
------------------------------
                               -----------------------------------------------------------------------------
                                     JAN-99       FEB-99       MAR-99       APR-99       MAY-99       JUN-99
                               -----------------------------------------------------------------------------
Program revenues                      [ * ]        [ * ]        [ * ]        [ * ]        [ * ]        [ * ]
Heritage expenses                     [ * ]        [ * ]        [ * ]        [ * ]        [ * ]        [ * ]
IAPC expenses                         [ * ]        [ * ]        [ * ]        [ * ]        [ * ]        [ * ]
  Earnings                            [ * ]        [ * ]        [ * ]        [ * ]        [ * ]        [ * ]
Party proportionate shares
  (50%)                               [ * ]        [ * ]        [ * ]        [ * ]        [ * ]        [ * ]
Heritage pre-split
  income(loss)                        [ * ]        [ * ]        [ * ]        [ * ]        [ * ]        [ * ]
NextCard (HBC) sends to
  other party                         [ * ]        [ * ]        [ * ]        [ * ]        [ * ]        [ * ]


Heritage - final                      [ * ]        [ * ]        [ * ]        [ * ]        [ * ]        [ * ]
Nextcard - final                      [ * ]        [ * ]        [ * ]        [ * ]        [ * ]        [ * ]


EXHIBIT A                        EXHIBIT A

REVENUE/COST SHARING STRUCTURE
------------------------------
                               -----------------------------------------------------------------------------
                                     JUL-99       AUG-99       SEP-99       OCT-99       NOV-99       DEC-99
                               -----------------------------------------------------------------------------
Program revenues                      [ * ]        [ * ]        [ * ]        [ * ]        [ * ]        [ * ]
Heritage expenses                     [ * ]        [ * ]        [ * ]        [ * ]        [ * ]        [ * ]
IAPC expenses                         [ * ]        [ * ]        [ * ]        [ * ]        [ * ]        [ * ]
  Earnings                            [ * ]        [ * ]        [ * ]        [ * ]        [ * ]        [ * ]
Party proportionate shares
  (50%)                               [ * ]        [ * ]        [ * ]        [ * ]        [ * ]        [ * ]
Heritage pre-split
  income(loss)                        [ * ]        [ * ]        [ * ]        [ * ]        [ * ]        [ * ]
NextCard (HBC) sends to
  other party                         [ * ]        [ * ]        [ * ]        [ * ]        [ * ]        [ * ]


Heritage - final                      [ * ]        [ * ]        [ * ]        [ * ]        [ * ]        [ * ]
Nextcard - final                      [ * ]        [ * ]        [ * ]        [ * ]        [ * ]        [ * ]




An asterisk (*) indicates that certain information has been omitted from this agreement pursuant to a request for confidential treatment and has been filed separately with the Securities and Exchange Commission.

                HERITAGE BANK/NEXTCARD ASSET GENERATION ANALYSIS


EXHIBIT A                        EXHIBIT A

DOLLAR ANALYSIS
---------------
                                -----------------------------------------------------------------------------
                                      JAN-00       FEB-00       MAR-00       APR-00       MAY-00       JUN-00
                                -----------------------------------------------------------------------------
Finance charge                         [ * ]        [ * ]        [ * ]        [ * ]        [ * ]        [ * ]
Interchange income                     [ * ]        [ * ]        [ * ]        [ * ]        [ * ]        [ * ]
Annual fees                            [ * ]        [ * ]        [ * ]        [ * ]        [ * ]        [ * ]
Other fees                             [ * ]        [ * ]        [ * ]        [ * ]        [ * ]        [ * ]
                                -----------------------------------------------------------------------------
Total revenues                         [ * ]        [ * ]        [ * ]        [ * ]        [ * ]        [ * ]
Cost of funds                          [ * ]        [ * ]        [ * ]        [ * ]        [ * ]        [ * ]
Servicing cost                         [ * ]        [ * ]        [ * ]        [ * ]        [ * ]        [ * ]
  Acquisition cost - deferred          [ * ]        [ * ]        [ * ]        [ * ]        [ * ]        [ * ]
  Acquisition cost - expensed          [ * ]        [ * ]        [ * ]        [ * ]        [ * ]        [ * ]
  Account servicing                    [ * ]        [ * ]        [ * ]        [ * ]        [ * ]        [ * ]
IAFC costs                             [ * ]        [ * ]        [ * ]        [ * ]        [ * ]        [ * ]
Heritage costs                         [ * ]        [ * ]        [ * ]        [ * ]        [ * ]        [ * ]
Contribute/Reduce LLR                  [ * ]        [ * ]        [ * ]        [ * ]        [ * ]        [ * ]
                                -----------------------------------------------------------------------------
Total expenses                         [ * ]        [ * ]        [ * ]        [ * ]        [ * ]        [ * ]

PRE-TAX EARNINGS (LOSS)                [ * ]        [ * ]        [ * ]        [ * ]        [ * ]        [ * ]

REVENUE/COST SHARING STRUCTURE

Program revenues                       [ * ]        [ * ]        [ * ]        [ * ]        [ * ]        [ * ]
Heritage expenses                      [ * ]        [ * ]        [ * ]        [ * ]        [ * ]        [ * ]
IAFC expenses                          [ * ]        [ * ]        [ * ]        [ * ]        [ * ]        [ * ]
  EARNINGS                             [ * ]        [ * ]        [ * ]        [ * ]        [ * ]        [ * ]
Party proportionate shares (50%)       [ * ]        [ * ]        [ * ]        [ * ]        [ * ]        [ * ]
Heritage pre-split income (loss)       [ * ]        [ * ]        [ * ]        [ * ]        [ * ]        [ * ]
NextCard (HBC) sends to other party    [ * ]        [ * ]        [ * ]        [ * ]        [ * ]        [ * ]
                                       [ * ]        [ * ]        [ * ]        [ * ]        [ * ]        [ * ]
Heritage - final                       [ * ]        [ * ]        [ * ]        [ * ]        [ * ]        [ * ]
NextCard - final                       [ * ]        [ * ]        [ * ]        [ * ]        [ * ]        [ * ]


EXHIBIT A                        EXHIBIT A

DOLLAR ANALYSIS
---------------
                                -----------------------------------------------------------------------------
                                      JUL-00       AUG-00       SEP-00       OCT-00       NOV-00       DEC-00
                                -----------------------------------------------------------------------------
Finance charge                         [ * ]        [ * ]        [ * ]        [ * ]        [ * ]        [ * ]
Interchange income                     [ * ]        [ * ]        [ * ]        [ * ]        [ * ]        [ * ]
Annual fees                            [ * ]        [ * ]        [ * ]        [ * ]        [ * ]        [ * ]
Other fees                             [ * ]        [ * ]        [ * ]        [ * ]        [ * ]        [ * ]
                                -----------------------------------------------------------------------------
Total revenues                         [ * ]        [ * ]        [ * ]        [ * ]        [ * ]        [ * ]
Cost of funds                          [ * ]        [ * ]        [ * ]        [ * ]        [ * ]        [ * ]
Servicing cost                         [ * ]        [ * ]        [ * ]        [ * ]        [ * ]        [ * ]
  Acquisition cost - deferred          [ * ]        [ * ]        [ * ]        [ * ]        [ * ]        [ * ]
  Acquisition cost - expensed          [ * ]        [ * ]        [ * ]        [ * ]        [ * ]        [ * ]
  Account servicing                    [ * ]        [ * ]        [ * ]        [ * ]        [ * ]        [ * ]
IAFC costs                             [ * ]        [ * ]        [ * ]        [ * ]        [ * ]        [ * ]
Heritage costs                         [ * ]        [ * ]        [ * ]        [ * ]        [ * ]        [ * ]
Contribute/Reduce LLR                  [ * ]        [ * ]        [ * ]        [ * ]        [ * ]        [ * ]
                                -----------------------------------------------------------------------------
Total expenses                         [ * ]        [ * ]        [ * ]        [ * ]        [ * ]        [ * ]

PRE-TAX EARNINGS (LOSS)                [ * ]        [ * ]        [ * ]        [ * ]        [ * ]        [ * ]

REVENUE/COST SHARING STRUCTURE

Program revenues                       [ * ]        [ * ]        [ * ]        [ * ]        [ * ]        [ * ]
Heritage expenses                      [ * ]        [ * ]        [ * ]        [ * ]        [ * ]        [ * ]
IAFC expenses                          [ * ]        [ * ]        [ * ]        [ * ]        [ * ]        [ * ]
  EARNINGS                             [ * ]        [ * ]        [ * ]        [ * ]        [ * ]        [ * ]
Party proportionate shares (50%)       [ * ]        [ * ]        [ * ]        [ * ]        [ * ]        [ * ]
Heritage pre-split income (loss)       [ * ]        [ * ]        [ * ]        [ * ]        [ * ]        [ * ]
NextCard (HBC) sends to other party    [ * ]        [ * ]        [ * ]        [ * ]        [ * ]        [ * ]
                                       [ * ]        [ * ]        [ * ]        [ * ]        [ * ]        [ * ]
Heritage - final                       [ * ]        [ * ]        [ * ]        [ * ]        [ * ]        [ * ]
NextCard - final                       [ * ]        [ * ]        [ * ]        [ * ]        [ * ]        [ * ]




An asterisk (*) indicates that certain information has been omitted from this agreement pursuant to a request for confidential treatment and has been filed separately with the Securities and Exchange Commission.

                HERITAGE BANK/NEXTCARD ASSET GENERATION ANALYSIS


EXHIBIT A                        EXHIBIT A

DOLLAR ANALYSIS
---------------
                                -----------------------------------------------------------------------------
                                      JAN-01       FEB-01       MAR-01       APR-01       MAY-01       JUN-01
                                -----------------------------------------------------------------------------
Finance charge                         [ * ]        [ * ]        [ * ]        [ * ]        [ * ]        [ * ]
Interchange income                     [ * ]        [ * ]        [ * ]        [ * ]        [ * ]        [ * ]
Annual fees                            [ * ]        [ * ]        [ * ]        [ * ]        [ * ]        [ * ]
Other fees                             [ * ]        [ * ]        [ * ]        [ * ]        [ * ]        [ * ]
                                -----------------------------------------------------------------------------
TOTAL REVENUES                         [ * ]        [ * ]        [ * ]        [ * ]        [ * ]        [ * ]
Cost of funds                          [ * ]        [ * ]        [ * ]        [ * ]        [ * ]        [ * ]
Servicing cost                         [ * ]        [ * ]        [ * ]        [ * ]        [ * ]        [ * ]
  Acquisition cost - deferred          [ * ]        [ * ]        [ * ]        [ * ]        [ * ]        [ * ]
  Acquisition cost - expensed          [ * ]        [ * ]        [ * ]        [ * ]        [ * ]        [ * ]
  Account servicing                    [ * ]        [ * ]        [ * ]        [ * ]        [ * ]        [ * ]
IAFC costs                             [ * ]        [ * ]        [ * ]        [ * ]        [ * ]        [ * ]
Heritage costs                         [ * ]        [ * ]        [ * ]        [ * ]        [ * ]        [ * ]
Contribute/Reduce LLR                  [ * ]        [ * ]        [ * ]        [ * ]        [ * ]        [ * ]
                                -----------------------------------------------------------------------------
TOTAL EXPENSES                         [ * ]        [ * ]        [ * ]        [ * ]        [ * ]        [ * ]

PRE-TAX EARNINGS (LOSS)                [ * ]        [ * ]        [ * ]        [ * ]        [ * ]        [ * ]

REVENUE/COST SHARING STRUCTURE

Program revenues                       [ * ]        [ * ]        [ * ]        [ * ]        [ * ]        [ * ]
Heritage expenses                      [ * ]        [ * ]        [ * ]        [ * ]        [ * ]        [ * ]
IAFC expenses                          [ * ]        [ * ]        [ * ]        [ * ]        [ * ]        [ * ]
  EARNINGS                             [ * ]        [ * ]        [ * ]        [ * ]        [ * ]        [ * ]
Party proportionate shares (50%)       [ * ]        [ * ]        [ * ]        [ * ]        [ * ]        [ * ]
Heritage pre-split income (loss)       [ * ]        [ * ]        [ * ]        [ * ]        [ * ]        [ * ]
NextCard (HBC) sends to other party    [ * ]        [ * ]        [ * ]        [ * ]        [ * ]        [ * ]

Heritage - final                       [ * ]        [ * ]        [ * ]        [ * ]        [ * ]        [ * ]
NextCard - final                       [ * ]        [ * ]        [ * ]        [ * ]        [ * ]        [ * ]


EXHIBIT A                        EXHIBIT A

DOLLAR ANALYSIS
---------------
                                -----------------------------------------------------------------------------
                                      JUL-01       AUG-01       SEP-01       OCT-01       NOV-01       DEC-01
                                -----------------------------------------------------------------------------
Finance charge                         [ * ]        [ * ]        [ * ]        [ * ]        [ * ]        [ * ]
Interchange income                     [ * ]        [ * ]        [ * ]        [ * ]        [ * ]        [ * ]
Annual fees                            [ * ]        [ * ]        [ * ]        [ * ]        [ * ]        [ * ]
Other fees                             [ * ]        [ * ]        [ * ]        [ * ]        [ * ]        [ * ]
                                -----------------------------------------------------------------------------
TOTAL REVENUES                         [ * ]        [ * ]        [ * ]        [ * ]        [ * ]        [ * ]
Cost of funds                          [ * ]        [ * ]        [ * ]        [ * ]        [ * ]        [ * ]
Servicing cost                         [ * ]        [ * ]        [ * ]        [ * ]        [ * ]        [ * ]
  Acquisition cost - deferred          [ * ]        [ * ]        [ * ]        [ * ]        [ * ]        [ * ]
  Acquisition cost - expensed          [ * ]        [ * ]        [ * ]        [ * ]        [ * ]        [ * ]
  Account servicing                    [ * ]        [ * ]        [ * ]        [ * ]        [ * ]        [ * ]
IAFC costs                             [ * ]        [ * ]        [ * ]        [ * ]        [ * ]        [ * ]
Heritage costs                         [ * ]        [ * ]        [ * ]        [ * ]        [ * ]        [ * ]
Contribute/Reduce LLR                  [ * ]        [ * ]        [ * ]        [ * ]        [ * ]        [ * ]
                                -----------------------------------------------------------------------------
TOTAL EXPENSES                         [ * ]        [ * ]        [ * ]        [ * ]        [ * ]        [ * ]

PRE-TAX EARNINGS (LOSS)                [ * ]        [ * ]        [ * ]        [ * ]        [ * ]        [ * ]

REVENUE/COST SHARING STRUCTURE

Program revenues                       [ * ]        [ * ]        [ * ]        [ * ]        [ * ]        [ * ]
Heritage expenses                      [ * ]        [ * ]        [ * ]        [ * ]        [ * ]        [ * ]
IAFC expenses                          [ * ]        [ * ]        [ * ]        [ * ]        [ * ]        [ * ]
  EARNINGS                             [ * ]        [ * ]        [ * ]        [ * ]        [ * ]        [ * ]
Party proportionate shares (50%)       [ * ]        [ * ]        [ * ]        [ * ]        [ * ]        [ * ]
Heritage pre-split income (loss)       [ * ]        [ * ]        [ * ]        [ * ]        [ * ]        [ * ]
NextCard (HBC) sends to other party    [ * ]        [ * ]        [ * ]        [ * ]        [ * ]        [ * ]

Heritage - final                       [ * ]        [ * ]        [ * ]        [ * ]        [ * ]        [ * ]
NextCard - final                       [ * ]        [ * ]        [ * ]        [ * ]        [ * ]        [ * ]




An asterisk (*) indicates that certain information has been omitted from this agreement pursuant to a request for confidential treatment and has been filed separately with the Securities and Exchange Commission.

                HERITAGE BANK/NEXTCARD ASSET GENERATION ANALYSIS

EXHIBIT A                                EXHIBIT A
-------------------------------------------------------------------------------------------------------------------
DOLLAR ANALYSIS                            Jan-02       Feb-02       Mar-02       Apr-02       May-02       Jun-02
-------------------------------------------------------------------------------------------------------------------
Finance charge                              [ * ]        [ * ]        [ * ]        [ * ]        [ * ]        [ * ]
Interchange income                          [ * ]        [ * ]        [ * ]        [ * ]        [ * ]        [ * ]
Annual fees                                 [ * ]        [ * ]        [ * ]        [ * ]        [ * ]        [ * ]
Other fees                                  [ * ]        [ * ]        [ * ]        [ * ]        [ * ]        [ * ]
                                         --------------------------------------------------------------------------
TOTAL REVENUES                              [ * ]        [ * ]        [ * ]        [ * ]        [ * ]        [ * ]
Cost of funds                               [ * ]        [ * ]        [ * ]        [ * ]        [ * ]        [ * ]
Servicing cost                              [ * ]        [ * ]        [ * ]        [ * ]        [ * ]        [ * ]
  Acquisition cost-deferred                 [ * ]        [ * ]        [ * ]        [ * ]        [ * ]        [ * ]
  Acq cost - expensed                       [ * ]        [ * ]        [ * ]        [ * ]        [ * ]        [ * ]
  Account servicing                         [ * ]        [ * ]        [ * ]        [ * ]        [ * ]        [ * ]
IAFC costs                                  [ * ]        [ * ]        [ * ]        [ * ]        [ * ]        [ * ]
Heritage costs                              [ * ]        [ * ]        [ * ]        [ * ]        [ * ]        [ * ]
Contribute/Reduce LLR                       [ * ]        [ * ]        [ * ]        [ * ]        [ * ]        [ * ]
-------------------------------------------------------------------------------------------------------------------
TOTAL EXPENSES                              [ * ]        [ * ]        [ * ]        [ * ]        [ * ]        [ * ]

PRE-TAX EARNINGS (LOSS)                     [ * ]        [ * ]        [ * ]        [ * ]        [ * ]        [ * ]

REVENUE/COST SHARING STRUCTURE

Program revenues                            [ * ]        [ * ]        [ * ]        [ * ]        [ * ]        [ * ]
Heritage expenses                           [ * ]        [ * ]        [ * ]        [ * ]        [ * ]        [ * ]
IAFC expenses                               [ * ]        [ * ]        [ * ]        [ * ]        [ * ]        [ * ]
  EARNINGS                                  [ * ]        [ * ]        [ * ]        [ * ]        [ * ]        [ * ]
Party proportionate shares (50%)            [ * ]        [ * ]        [ * ]        [ * ]        [ * ]        [ * ]
Heritage pre-split income (loss)            [ * ]        [ * ]        [ * ]        [ * ]        [ * ]        [ * ]
NextCard (HBC) sends to other party         [ * ]        [ * ]        [ * ]        [ * ]        [ * ]        [ * ]

Heritage - final                            [ * ]        [ * ]        [ * ]        [ * ]        [ * ]        [ * ]
NextCard - final                            [ * ]        [ * ]        [ * ]        [ * ]        [ * ]        [ * ]


EXHIBIT A                                EXHIBIT A
-------------------------------------------------------------------------------------------------------------------
DOLLAR ANALYSIS                            Jul-02       Aug-02       Sep-02       Oct-02       Nov-02       Dec-02
-------------------------------------------------------------------------------------------------------------------
Finance charge                              [ * ]        [ * ]        [ * ]        [ * ]        [ * ]        [ * ]
Interchange income                          [ * ]        [ * ]        [ * ]        [ * ]        [ * ]        [ * ]
Annual fees                                 [ * ]        [ * ]        [ * ]        [ * ]        [ * ]        [ * ]
Other fees                                  [ * ]        [ * ]        [ * ]        [ * ]        [ * ]        [ * ]
                                         --------------------------------------------------------------------------
TOTAL REVENUES                              [ * ]        [ * ]        [ * ]        [ * ]        [ * ]        [ * ]
Cost of funds                               [ * ]        [ * ]        [ * ]        [ * ]        [ * ]        [ * ]
Servicing cost                              [ * ]        [ * ]        [ * ]        [ * ]        [ * ]        [ * ]
  Acquisition cost-deferred                 [ * ]        [ * ]        [ * ]        [ * ]        [ * ]        [ * ]
  Acq cost - expensed                       [ * ]        [ * ]        [ * ]        [ * ]        [ * ]        [ * ]
  Account servicing                         [ * ]        [ * ]        [ * ]        [ * ]        [ * ]        [ * ]
IAFC costs                                  [ * ]        [ * ]        [ * ]        [ * ]        [ * ]        [ * ]
Heritage costs                              [ * ]        [ * ]        [ * ]        [ * ]        [ * ]        [ * ]
Contribute/Reduce LLR                       [ * ]        [ * ]        [ * ]        [ * ]        [ * ]        [ * ]
-------------------------------------------------------------------------------------------------------------------
TOTAL EXPENSES                              [ * ]        [ * ]        [ * ]        [ * ]        [ * ]        [ * ]

PRE-TAX EARNINGS (LOSS)                     [ * ]        [ * ]        [ * ]        [ * ]        [ * ]        [ * ]

REVENUE/COST SHARING STRUCTURE

Program revenues                            [ * ]        [ * ]        [ * ]        [ * ]        [ * ]        [ * ]
Heritage expenses                           [ * ]        [ * ]        [ * ]        [ * ]        [ * ]        [ * ]
IAFC expenses                               [ * ]        [ * ]        [ * ]        [ * ]        [ * ]        [ * ]
  EARNINGS                                  [ * ]        [ * ]        [ * ]        [ * ]        [ * ]        [ * ]
Party proportionate shares (50%)            [ * ]        [ * ]        [ * ]        [ * ]        [ * ]        [ * ]
Heritage pre-split income (loss)            [ * ]        [ * ]        [ * ]        [ * ]        [ * ]        [ * ]
NextCard (HBC) sends to other party         [ * ]        [ * ]        [ * ]        [ * ]        [ * ]        [ * ]

Heritage - final                            [ * ]        [ * ]        [ * ]        [ * ]        [ * ]        [ * ]
NextCard - final                            [ * ]        [ * ]        [ * ]        [ * ]        [ * ]        [ * ]




An asterisk (*) indicates that certain information has been omitted from this agreement pursuant to a request for confidential treatment and has been filed separately with the Securities and Exchange Commission.

                             [NEXTCARD LETTERHEAD]




                                August 24, 1998



Kenneth Silveira
Senior Vice President
Heritage Bank of Commerce
150 Almaden Boulevard
San Jose, CA 95113

Dear Mr. Silveira:

Pursuant to Section 4(a) and Section 26(h) of the Consumer Credit Card Program Agreement, dated November 25, 1997 (the "Agreement"), between Heritage Bank of Commerce ("Heritage") and Internet Access Financial Corporation ("IAFC"), the parties hereby agree to raise the Maximum Program Size, as set forth in Section 4(a) of the Agreement, from [ * ] million to [ * ] million.

If the foregoing correctly sets forth our mutual intent, please execute the enclosed duplicate original of this letter and return it to the undersigned, signifying your agreement to amend the Agreement.

                                        Very truly yours,

                                        /s/ John Hashman

                                        John Hashman
                                        Chief Financial Officer





ACCEPTED & AGREED:
Heritage Bank of Commerce



By:  /s/ Kenneth Silveira
   -------------------------------
     Kenneth Silveira
     Senior Vice President



An asterisk (*) indicates that certain information has been omitted from this agreement pursuant to a request for confidential treatment and has been filed separately with the Securities and Exchange Commission.